UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Monarch Casino & Resort, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FORWARD LOOKING STATEMENTS

This proxy statement contains statements that do not relate to historical or current facts, but are “forward looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements relate to analyses and other information based on forecasts of future results and estimates of amounts not yet determinable.  These statements may also relate to future events or trends, our future prospects, and proposed new services, developments, or business strategies, among other things.  These statements can generally (although not always) be identified by their use of terms and phrases such as anticipate, appear, believe, could, would, estimate, expect, indicate, intend, may, plan, predict, project, pursue, will, continue, and other similar terms and phrases, as well as the use of the future tense.

Actual results could differ materially from those expressed or implied in our forward looking statements.  Our future financial condition and results of operations, as well as any forward looking statements, are subject to change and to inherent known and unknown risks and uncertainties.  See Item 1A, Risk Factors, in our most recently filed Form 10-K Annual Report for a discussion of these and other risks and uncertainties.  You should not assume at any point in the future that the forward looking statements in this report are still valid.  We do not intend, and undertake no obligation, to update our forward looking statements to reflect future events or circumstances.

MONARCH CASINO & RESORT, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 10, 2013

To the Stockholders of Monarch Casino & Resort, Inc.:

The Annual Meeting of Stockholders of Monarch Casino & Resort, Inc. (the “Company”, “we”, “our” or “Monarch”) will be held at the Atlantis Casino Resort Spa (“Atlantis”), 3800 South Virginia Street, Reno, Nevada 89502, on Friday, May 10, 2013, at 10:00 a.m. local time, for the following purposes:

1.                                      To elect Bob Farahi and Yvette E. Landau as directors of the Company;

2.                                      To approve the extension of the termination date of the Company’s 1993 Employee Stock Option Plan;

3.                                      To approve the extension of the termination date of the Company’s 1993 Executive Long-Term Incentive Plan;

4.                                      To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 12, 2013 are entitled to notice of, and to vote, at the annual meeting.  The stock transfer books will not be closed.  On or about March 29, 2013, we will mail to our stockholders either a printed copy of our proxy statement and our annual report on Form 10-K or a notice containing instructions on how to access our proxy statement and annual report and how to vote online.  The notice also contains instructions on how you can receive a paper copy of our annual meeting materials, including the notice of annual meeting, proxy statement and proxy card, should you wish.

Stockholders are cordially invited to attend the annual meeting in person.  STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING.  IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE ENCOURAGED TO READ THE PROXY STATEMENT AND THEN CAST YOUR VOTE AS PROMPTLY AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS IN THE NOTICE WE WILL MAIL TO CERTAIN STOCKHOLDERS ON OR ABOUT MARCH 29, 2013 OR, IF YOU RECEIVED A PRINTED COPY OF THE PROXY MATERIALS, ON THE ENCLOSED PROXY CARD.

By order of the Board of Directors,

JOHN FARAHI
SECRETARY

MONARCH CASINO & RESORT, INC.

PROXY STATEMENT

MONARCH CASINO & RESORT, INC.

3800 South Virginia Street

Reno, Nevada  89502

PROXY STATEMENT

This Proxy Statement is prepared for the stockholders of Monarch Casino & Resort, Inc. (the “Company”, “we”, “our” or “Monarch”) in connection with the annual meeting of stockholders of the Company to be held at the Atlantis Casino Resort Spa, 3800 South Virginia Street, Reno, Nevada 89502, on Friday, May 10, 2013, at 10:00 a.m. local time, and any adjournment thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders and more fully outlined herein.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Question:  What is the Notice of Internet Availability of Proxy materials that I received in the mail instead of a full set of proxy materials?

Answer:  Under rules adopted by the U.S. Securities and Exchange Commission, we are furnishing proxy materials to certain of our stockholders via the internet, instead of mailing printed copies of those materials to each stockholder.  On or about March 29, 2013 we will mail to our stockholders either a printed copy of our proxy materials, including our proxy statement and our annual report on Form 10-K, or a Notice of Internet Availability containing instructions on how to access our proxy materials.  This electronic access process is designed to expedite stockholders’ receipt of proxy materials, lower the costs of our annual meeting and help to conserve natural resources.  However, if stockholders prefer to receive a printed copy of our proxy materials and a paper proxy card, they may do so by following the instructions included in the Notice of Internet Availability.

Question:  Why am I being provided with access to or receiving these proxy materials?

Answer:  You are being provided with access to or are receiving these proxy materials because you owned shares of Monarch common stock as of the close of business on March 12, 2013, our record date.  This proxy statement describes in detail issues on which we would like you, our stockholder, to vote.  It also gives you information on these issues so that you can make an informed decision.  If you will not be able to attend the annual meeting and vote in person, you are encouraged to read this Proxy Statement and then cast your vote as promptly as possible in accordance with the instructions either in the Notice of Internet Availability or, if you received a printed copy of the proxy materials, on the enclosed proxy card.  The shares represented by the proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the annual meeting, or any adjournment thereof.

Question:  On what questions am I being asked to vote?

Answer:

1.              To elect Bob Farahi and Yvette E. Landau as directors of the Company;

2.              To approve the extension of the termination date of the Company’s 1993 Employee Stock Option Plan;

3.              To approve the extension of the termination date of the Company’s 1993 Executive Long-Term Incentive Plan;

4.              To transact such other business as may properly come before the meeting.

Question:  How does the board of directors recommend I vote on these proposals?

Answer:  Our board of directors (“Board of Directors” or “Board”) recommends that you vote your shares FOR each of the nominees for director named in this proxy statement, FOR the extension of the termination date of the Company’s 1993 Employee Stock Option Plan (the “Employee Plan”), FOR the extension of the termination date of the Company’s 1993 Executive Long-Term Incentive Plan (the “Executive Plan”), and FOR transacting such other business as may properly come before the meeting.

Question: Why are we recommending that stockholders approve the extension of the termination dates for one year of the Employee Plan and Executive Plan (collectively the “Stock Option Plans”)?

Answer:  We believe an effective and competitive employee incentive program is imperative for the success of our business. The Stock Option Plans currently terminate on June 13, 2013, except as to options and restricted shares outstanding on that date.  The purpose of the amendments to the Stock Option Plans is to allow time for our Compensation Committee to evaluate our executive compensation programs, including equity incentive plans and other items of compensation, and to make recommendations to our Board of Directors.  Our Compensation Committee has begun an evaluation of our executive compensation programs to, among other things, provide a program that will align the compensation of our executives with our stockholders and to continue to help us hire, motivate and properly incent our management team and employees. Our Compensation Committee intends to complete its evaluation and adopt a compensation program including an equity incentive program during 2013 and submit the new equity incentive program to our stockholders at our 2014 annual meeting of stockholders.  Extension of the term of the Stock Option Plans will allow us to continue to utilize the Stock Option Plans until that time.

Question:  Do any of the proposals to be voted on create a statutory right of dissent under Nevada law?

Answer:  None of the proposals to be voted on at the annual meeting creates a statutory right of dissent under Nevada law.  A vote “FOR” or “AGAINST” any of the proposals set forth herein will only affect the outcome of the proposal.

Question:  Who is entitled to vote?

Answer:  The record date for the annual meeting is March 12, 2013.  Stockholders of record as of the close of business on that date are entitled to vote at the annual meeting.  Both “stockholders of record” and “street name holders” are entitled to vote or direct the voting of their Monarch common stock.  You are a “stockholder of record” if you hold Monarch common stock that is registered in your name at our transfer agent, American Stock Transfer & Trust Company, LLC.  You are a “street name holder” if you hold Monarch common stock indirectly through a nominee, such as a broker, bank or similar organization.

Question:  If I am a stockholder of record, how do I vote?

Answer:  You may vote via the Internet.  You can vote by proxy over the Internet by following the instructions provided in the Notice or on the separate proxy card if you have received a printed set of the proxy materials.

You may vote by telephone.  You can submit your vote by proxy over the telephone by following the instructions provided on the separate proxy card if you received a printed set of the proxy materials.

You may vote by mail.  If you received a printed set of the proxy materials, you can submit your vote by completing and returning the separate proxy card in the prepaid and addressed envelope.

You may vote in person at the meeting.  All stockholders of record may vote in person at the annual meeting.  Written ballots will be passed out to anyone who wants to vote at the meeting.

Question:  If my shares are held by a broker, bank or other nominee, how do I vote?

Answer:  If your shares are held in street name by a broker, bank or other nominee, please refer to the instructions they provide regarding how to vote.  In addition, if you are a street name holder and you wish to vote in person at the annual meeting, you must obtain a legal proxy from your broker, bank or other nominee in order to vote at the meeting.

Question:  Can I revoke my proxy later?

Answer:  Yes.  You have the right to revoke your proxy at any time before the annual meeting.  If you are a stockholder of record, you may do so by:

1.              voting electronically via the Internet or by telephone on a subsequent date prior to 11:59 p.m. Eastern Time on the day before the annual meeting,

2.              delivering a signed revocation or a subsequently dated, signed proxy card to the Secretary of Monarch before the annual meeting, or

3.              attending the annual meeting and voting in person at the meeting (your mere presence at the annual meeting will not, by itself, revoke your proxy).

For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the annual meeting, by attending the meeting and voting in person.

Question:  How many shares can vote?

Answer:  As of the close of business on the record date of March 12, 2013; 16,147,324 shares of common stock were issued and outstanding.  We have no other class of voting securities outstanding.  Each share of common stock entitles its holder to one vote.

Question:  How is a quorum determined?

Answer:  Our Bylaws provide that the holders of fifty percent (50%) of the voting power of the stock issued and outstanding and entitled to vote at the meeting, represented in person or by proxy, constitute a quorum at a meeting of the stockholders.  Abstentions and broker non-votes will be counted as present for quorum purposes.

Question:  What is required to approve each proposal once a quorum has been established?

Answer:

Election of Directors.  An affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Extension of the termination date of the Employee Plan.  An affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to extend the termination date of the Employee Plan.

Extension of the termination date of the Executive Plan.  An affirmative vote of a majority of the outstanding stock entitled to vote, either in person or by proxy, is required to extend the termination date of the Executive Plan.

Other Items.  For any other item which may properly come before the meeting, the affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, will be required for approval, unless otherwise required by law.

Question:  What happens if I abstain?

Answer:  Abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote for each of the proposals. Abstentions are counted for purposes of determining whether there is a quorum.

Question:  How will my shares be voted if I do not give specific voting instructions?

If you are a stockholder of record and you:

•                  Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board of Directors; or

•                  Sign and send in your proxy card and do not indicate how you want to vote, then the proxyholders, John Farahi and Bob Farahi, will vote your shares in the manner recommended by our Board of Directors as follows: FOR each of the director nominees named in this proxy statement, FOR the extension of the termination date of the Employee Plan, FOR the extension of the termination date of the Executive Plan and FOR transacting such other business as may properly come before the meeting.

All of the proposals contained in this proxy statement are considered non-discretionary items.  If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote these shares on any of the proposals included in this proxy statement, the broker may not exercise discretion to vote for or against those proposals. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal.  Broker non-votes are counted for purposes of determining whether there is a quorum.  Broker non-votes will have no effect on the outcome of the vote on proposals 1 or 2, but will have the effect of a vote against proposal 3.  Please instruct your bank or broker so your vote can be counted.

Question:  How will voting on any other business be conducted?

Answer:  Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any other business properly comes before the annual meeting, your proxy or voting instruction gives authority to the proxyholders, John Farahi and Bob Farahi, to vote on those matters in their discretion.

Question:  What if a quorum is not present at the meeting?

Answer:  If a quorum is not present at the scheduled time of the annual meeting, we may adjourn the meeting, either with or without the vote of the stockholders.  If we propose to have the stockholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment.  We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies.  An adjournment will have no effect on the business that may be conducted at the annual meeting.

Question:  How much stock do Monarch’s directors and executive officers own?

Answer:  As of March 15, 2013, our current directors and executive officers collectively beneficially owned 5,625,022 shares of our common stock, constituting approximately 32.8% of the outstanding shares.  It is expected that these persons will vote the shares held by them for each of the director nominees named in this proxy statement and in accordance with the Board of Directors’ recommendation on the other proposals contained in this proxy statement.

Question:  Who will bear the costs of this solicitation?

Answer:  Our Board of Directors is soliciting these proxies.  We will pay the cost of this solicitation of proxies by mail.  Our officers and regular employees may also solicit proxies in person or by telephone without additional compensation.  We will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse these persons for related postage and clerical expenses.

VOTING SECURITIES

The close of business on March 12, 2013 has been fixed by the Board as the record date for determination of stockholders entitled to vote at the annual meeting.  The securities entitled to vote at the annual meeting consist of shares of common stock, par value $.01 (“Common Stock”), of the Company, with each share entitling its owner to one vote.  Common Stock is the only outstanding class of voting securities authorized by the Company’s Articles of Incorporation.  The Company’s Articles of Incorporation authorize the Company to issue 10,000,000 shares of preferred stock, par value $.01 (“Preferred Stock”).  None of the Preferred Stock is issued or outstanding, and the Company has no present plans to issue shares of Preferred Stock.

The Board is empowered to issue one or more series of Preferred Stock with such rights, preferences, restrictions, and privileges as may be fixed by the Board, without further action by the Company’s stockholders.  The issuance of the Preferred Stock could adversely affect the rights, including voting rights, of the holders of the Common Stock and could impede an attempted takeover of the Company.  In addition to none of the Preferred Stock being currently outstanding, the Preferred Stock does not presently possess general voting rights.

The number of outstanding shares of Common Stock at the close of business on March 12, 2013 was 16,147,324.  The number of shares outstanding may change between such date and March 29, 2013 (the date on or about that we will mail to our stockholders either a printed copy of our proxy materials and our annual report on Form 10-K or a notice containing instructions on how to access our proxy statement and annual report and how to vote online) if any currently exercisable options to purchase Common Stock are exercised, if the Company elects to repurchase and cancel any shares in open market or privately negotiated transactions, or if the Company otherwise authorizes the issuance of any shares.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN OTHER BENEFICIAL OWNERS

The following is a list of persons who beneficially owned more than 5% of the outstanding Common Stock and the ownership of all executive officers, directors, director nominees, and executive officers and directors as a group at the close of business on March 15, 2013, according to record ownership listings as of that date, according to the Securities and Exchange Commission Forms 3, 4 and 5 and Schedules 13D and 13G of which the Company has received copies, and according to verifications as of December 31, 2012, which the Company solicited and received from each executive officer and director:

Title of Class	Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class
Common	John Farahi
	3800 South Virginia Street
	Reno, NV 89502	3,365,226	(3)(4)	20.17%

Common	Bob Farahi
	3800 South Virginia Street
	Reno, NV 89502	2,011,297	(5)(6)	12.27%

Common	David Farahi	15,009	(7)	*

Common	Ronald M. Rowan	103,107	(8)	*

Common	Yvette E. Landau	18,300	(9)	*

Common	Craig F. Sullivan	56,683	(10)	*

Common	Ronald R. Zideck	55,400	(11)	*

Common	Ben Farahi
	3702 S. Virginia St.; Unit G2
	Reno, NV 89502	1,940,664	(12)	12.02%

Common	FMR, LLC
	82 Devonshire Street
	Boston, Massachusetts 02109	1,620,383	(13)	10.03%

Common	JP Morgan Chase & Company
	270 Park Avenue
	New York, NY 10017	1,104,304	(14)	6.84%

Common	Davenport & Co. LLC
	901 E Cary St; Suite 1100
	Richmond, VA 23219	913,118	(15)	5.65%

Common	All executive officers and directors
	as a group (7 persons)	5,625,022		32.81%

*	Less than 1%.
(1)	Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.
(2)	Includes shares issuable upon exercise of options which are exercisable within 60 days of March 15, 2013.
(3)	Includes 400,000 shares that have been pledged as security and 1,041,166 shares held in trust.
(4)	Includes options to purchase 536,668 shares under the 1993 Executive Long Term Incentive Plan (the “Executive Plan”).
(5)	Includes 1,767,961 shares that have been pledged as security.
(6)	Includes options to purchase 243,336 shares under the Executive Plan.
(7)	Includes options to purchase 4,999 shares under the Employee Plan.
(8)	Includes options to purchase 92,444 shares under the Executive Plan.
(9)	Includes options to purchase 18,300 shares under the 1993 Directors’ Stock Option Plan (the “Directors’ Plan”).
(10)	Includes options to purchase 48,800 shares under the Directors’ Plan.
(11)	Includes options to purchase 54,900 shares under the Directors’ Plan.
(12)	Based on information reported on a Form 4, as filed with the SEC on December 20, 2012.
(13)	Based on information reported on a Schedule 13G/A, as filed with the SEC on February 14, 2013.
(14)	Based on information reported on a Schedule 13G/A, as filed with the SEC on January 15, 2013.
(15)	Based on information reported on a Schedule 13G, as filed with the SEC on February 4, 2013.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board currently is comprised of five persons.  However, on March 19, 2013, Ronald R. Zideck notified the Company that he did not intend to stand for re-election when his term as a member of the Board expires at the 2013 annual meeting.  Mr. Zideck also serves on the Board’s Audit Committee, Compensation Committee and Strategic Planning Committee.  As a result, after the annual meeting, there will temporarily be a vacant seat on the Board that will not be filled at the annual meeting, and there will temporarily be a vacant seats on the Audit Committee, Compensation Committee and Strategic Planning Committee.

Because of the vacancy on the Board, after the annual meeting the Company will not be in compliance with NASDAQ Rule 5605(b)(1) which requires the Board to be comprised of a majority of independent directors as defined in NASDAQ Rule 5605(a)(2).  However, in reliance on the grace period provided in NASDAQ Rule 5605(b)(1)(A), the Board intends to appoint an additional independent director to the Board within 180 days of the annual meeting.  Additionally, because of the vacancy on the Audit Committee, the Company will not be in compliance with NASDAQ Rule 5605(c)(2) which requires the Audit Committee to be comprised of three independent directors as defined in NASDAQ Rule 5605(a)(2) and in Securities Exchange Act of 1934 Rule 10A-3(b)(1).  However, in reliance on the grace period provided in NASDAQ Rule 5605(c)(4)(B), the Board intends to appoint an additional independent director to the Audit Committee within 180 days of the annual meeting.

The Board has begun to actively seek an independent director to fill the vacancy on the Board.  It is expected the new director will also fill the vacancies on the Audit Committee and the Compensation Committee.  Despite the vacancy, the proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The Bylaws of the Company provide for a board of directors consisting of three to twelve persons who are elected generally for a term of two years.  Directors are to serve until they are removed, they resign, or their successors are elected and have qualified.

If the proxy is duly executed and received in time for the annual meeting and if no contrary specification is made as provided therein, the proxy will be voted in favor of electing the nominees Bob Farahi and Yvette E. Landau for terms of office expiring in 2015.  If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board to replace any such nominee.  The Board presently has no knowledge or reason to believe that any of the nominees will refuse or be unable to serve.

Any vacancies on the Board which occur during the year, including the vacancy described above, will be filled, if at all, by the Board through an appointment of an individual to serve only until the next annual meeting of stockholders.

The Company, through its direct wholly owned subsidiary, Golden Road Motor Inn, Inc. (“Golden Road”), owns and operates the Atlantis Casino Resort (the “Atlantis”) in Reno, Nevada, and through its indirect wholly owned subsidiary, Monarch Black Hawk, Inc., owns and operates the Riviera Black Hawk Casino (“Black Hawk”) in Black Hawk, Colorado.

The Company, each director and executive officer who has been required by the Nevada State Gaming Control Board and Nevada Gaming Commission (collectively, the “Nevada Gaming Authorities”) to be found suitable has been found suitable by the Nevada Gaming Authorities or has submitted an application for such approval.  Beginning in 2011, the Chairman of the Audit Committee is now required to be found suitable by the Nevada Gaming Authorities.  Future new members of the Board, if any, may be required to be found suitable in the discretion of the Nevada Gaming Authorities.  In connection with the Company’s purchase of Riviera Black Hawk, Inc., each director was required to submit applications to the Colorado Division of Gaming (the “Colorado Regulatory Authorities”) for findings of suitability and each director was found to be suitable by the Colorado Regulatory Authorities.  Should any director later be found not to be suitable by the Nevada Gaming Authorities or the Colorado Gaming Authorities, that person will not be eligible to continue serving on the Board and a majority of the remaining directors may appoint a qualified replacement to serve as a director until the next annual meeting of stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF MR. BOB FARAHI AND MS. YVETTE E. LANDAU TO THE BOARD OF DIRECTORS.

The following information is furnished with respect to each member of the Board or nominee thereto.  Similar information is provided for the Company’s executive officers and certain significant employees who are not directors.  John Farahi and Bob Farahi are brothers.  David Farahi, our Chief Operating Officer, is John Farahi’s son. There are no other family relationships between or among any directors, nominees to the Board, or executive officers of the Company.  The statements as to beneficial ownership of Common Stock as to each director or nominee to the Board are based upon information furnished by him or her.

Directors and Nominees

Name	Age	Director Since	Position
John Farahi (Term expiring in 2014)	65	1993	Co-Chairman of the Board, Chief Executive Officer, Secretary and Director
Bob Farahi (Nominee for Term expiring in 2015)	62	1993	Co-Chairman of the Board, President and Director
Yvette E. Landau (Nominee for term expiring in 2015)	56	2010	Director
Craig F. Sullivan (Term expiring in 2014)	66	1998	Director

JOHN FARAHI has been Co-Chairman of the Board and Chief Executive Officer of the Company since its inception and of Golden Road since June 1993.  He has served as Secretary of the Company since November 2011.  From 1973 until June 1993, Mr. Farahi was President, Director, and General Manager of Golden Road.  Mr. Farahi is a partner in Farahi Investment Company (“FIC”) which is engaged in real estate investment and development.  Mr. Farahi served on the Washoe County Airport Authority as a Trustee from July 1997 until June 2005.  Mr. Farahi is a former member of the Nevada Commission on Tourism and a former Board Member of the Reno-Sparks Convention and Visitors’ Authority.  Mr. Farahi holds a political science degree from the California State University at Hayward.

BOB FARAHI has been Co-Chairman of the Board and President of the Company since its inception and of Golden Road since 1993.  From 1973 until June 1993, Mr. Farahi was Vice President and a Director of Golden Road.  Mr. Farahi divides his working time between the Company and the other private companies with which he is involved.  Mr. Farahi is a partner in FIC.  Mr. Farahi holds a biochemistry degree from the University of California at Berkeley.

YVETTE E. LANDAU has been a member of the Board since June 2010. Ms. Landau was general counsel and corporate secretary of Mandalay Resort Group from 1996 until 2005.  Since 2005, Ms. Landau has been co-owner of W.A. Richardson Builders, LLC, a construction services firm specializing in casino resort development.  Ms. Landau currently serves as a member of the Board of Directors of Greektown Superholdings, LLC which owns the Greektown Casino in Detroit, Michigan, and as a member of the Board of Directors of Bossier Casino Venture, Inc. which owns the Margaritaville Resort Casino Bossier City in Louisiana.    Ms. Landau is a past president of the International Association of Gaming Advisors, a worldwide organization of legal, financial and regulatory professionals in the gaming industry, and remains active with the organization as a counselor.  Ms. Landau holds a bachelor’s degree from Arizona State University and a Juris Doctor degree from Northwestern University School of Law.

CRAIG F. SULLIVAN has been a member of the Board since September 1998.  He was Chairman of the Board of Park Cattle Company from July 2006 to June 2008.  Since March 1998, Mr. Sullivan has been President of Sullivan & Associates, a strategic and financial consulting firm to companies in the gaming industry.  From April 1995 to March 1998, Mr. Sullivan served as Chief Financial Officer and Treasurer of Primadonna Resorts, Inc., and from February 1990 to April 1995, Mr. Sullivan served as Treasurer of Aztar Corporation.  Mr. Sullivan also served on the Board of New York-New York Hotel & Casino from March 1996 to June 1998.  Mr. Sullivan holds a bachelor’s degree in economics from the George Washington University and holds a master’s degree in international management from the American Graduate School of International Management.

The Company’s Bylaws, as amended, currently provide for a staggered board of directors divided into two categories:  Category A consisting of three directors and Category B consisting of two directors.  Each director serves two-year terms.  A staggered board of directors may have the effect of delaying or preventing a change of control of the Company.  Executive officers serve at the pleasure of the Board.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO EXTEND THE TERMINATION DATE OF THE COMPANY’S 1993 EMPLOYEE STOCK OPTION PLAN

General

At the annual meeting, the stockholders will be asked to approve an amendment to the Amended and Restated Monarch Casino & Resort, Inc. 1993 Employee Stock Option Plan, as amended, (the “Employee Plan”) to extend the termination date of the Employee Plan to the earlier of June 13, 2014 or the date of our 2014 annual meeting of stockholders.

The Employee Plan currently terminates on June 13, 2013, except as to Employee Options outstanding on such date.  The purpose of the amendment to the Employee Plan is to allow time for our Compensation Committee to evaluate our executive compensation programs, including equity incentive plans and other items of compensation, and to make recommendations to our Board of Directors.  Our Compensation Committee has begun an evaluation of our executive compensation programs to, among other things, provide a program that will align the compensation of our executives with our stockholders and to continue to help us hire, motivate and properly incent our management team and employees. Our Compensation Committee intends to complete its evaluation and adopt a compensation program including an equity incentive program during 2013 and submit the new equity incentive program to our stockholders at our 2014 annual meeting of stockholders.  Extension of the term of the Employee Plan will allow us to continue to utilize the Employee Plan until that time.

Approval of this proposal will simply maintain the existing Employee Plan, and no request to increase shares to be issued under any equity compensation plan is being made at this time.

The following is a summary of the principal features of the Employee Plan as modified by the proposed amendment. The summary, however, does not purport to be a complete description of all the provisions of the Employee Plan and is qualified in its entirety by the full text of the Employee Plan attached hereto as Appendix A. Unless the context clearly indicates to the contrary, the term of “Employee Option” used herein shall mean a non-statutory stock option, and the term “Employee Optionee” shall mean any person holding an Employee Option granted under the Employee Plan. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to our Corporate Secretary at our principal executive offices at 3800 South Virginia Street; Reno, Nevada 89502.

Under current compensation practices (see further discussion of our compensation elements described in the Compensation Discussion and Analysis section) the Company awards stock options to purchase approximately 140,000 shares annually under the Employee Plan.

Administration and Eligibility

The Employee Plan is administered by the Board’s Compensation Committee, consisting of not less than two members of the Board who are not eligible to participate in the Employee Plan and who have not, within one year prior to their appointment to the Compensation Committee, participated in the Employee Plan. The Compensation Committee administers and interprets the Employee Plan and adopts such rules, regulations, agreements, guidelines and instruments of the administration of the Employee Plan as the Compensation Committee deems necessary or advisable. In this regard, the Compensation Committee’s powers include the authority to determine the employees to be granted Employee Options under the Employee Plan, the power to determine the size and applicable terms and conditions of grants to be made to such employees, and the power to authorize grants to eligible employees.

Employees eligible to participate in the Employee Plan are (a) full-time, salaried or hourly, union-represented or unrepresented employees regularly scheduled for and working at least 30 hours per week; (b) part-time, salaried or hourly, union-represented or unrepresented employees regularly scheduled for and working less than 30 hours per week and at least two weeks per month; and (c) all other employees of the Company as determined from time to time by the Compensation Committee. However, no person then eligible to be granted an option under the Incentive Plan (defined below), 1993 Directors’ Stock Option Plan (“Directors’ Plan”) or any other Company-sponsored Employee Plan may be granted an Employee Option.

Option Price

Stock options granted under the Employee Plan have an option price equal to the last reported sale price of the Common Stock on the Nasdaq Global Select Market, or such other stock exchange on which the Common Stock may be listed from time to time, on the date of grant, or, if no sale of Common Stock is reported on such date, then on the next preceding day on which there was such a sale.

Employee Options may be exercised by payment of the option price in full in cash, money order or certified check or, if the Compensation Committee in its discretion agrees to accept, in shares of Common Stock.

Option Exercise and Term

An Employee Option may be exercised one year after the date of grant unless a longer period is provided in such grant. An Employee Option may not be transferred or assigned other than by will or the laws of descent and distribution. During the lifetime of the Employee Optionee, the Employee Option may only be exercised by that Employee Optionee. Except in special circumstances, each Employee Option will expire on the tenth anniversary of the date of grant.

Termination of Employee Option

If the employment of an Employee Optionee terminates, for whatever reason, prior to the date upon which an Employee Option becomes exercisable, that Employee Option will terminate and lapse upon the date employment is terminated.

If an Employee Optionee ceases to be employed by the Company for a reason other than for cause, or by reason of retirement, disability or death, the Employee Optionee must exercise an Employee Option within the earlier of either the tenth anniversary after the date of grant or the first anniversary of the date employment was terminated. However, such Employee Options, to the extent unexercised, will expire on the date that an Employee Optionee (i) uses for profit or discloses to unauthorized persons, confidential information or trade secrets of the Company; (ii) breaches any contract with or violates any fiduciary obligation to the Company; (iii) engages in unlawful trading in the Company’s securities or the securities of another company based on information gained as a result of that Employee Optionee’s employment with the Company; or (iv) violates, as determined by the Compensation Committee, any covenant not to compete in effect between the Company and the Employee Optionee. In the event that an Employee Optionee is terminated for cause, including activities discussed in the preceding sentence, the Employee Optionee forfeits all rights to any unexercised Employee Options granted under the Employee Plan and any outstanding Employee Options then held by the Employee Optionee will automatically terminate and lapse, unless otherwise determined by the Compensation Committee.

Term and Amendment of Plan

If this proposal is approved by the stockholders, the Employee Plan will terminate on the earlier of June 13, 2014 or the date of our 2014 annual meeting of stockholders, except as to Employee Options outstanding on such date. Absent such approval, the Employee Plan will terminate on June 13, 2013.  The Compensation Committee may alter, amend, or suspend the Employee Plan or any Employee Option, or may at any time terminate the Employee Plan, except that the Employee Plan may not be modified to increase eligibility to include directors and/or executive officers, who are otherwise eligible to participate in the Incentive Plan and Directors’ Plan without the approval of the holders of the majority of the outstanding common stock. Moreover, the Compensation Committee may not, either with or without the approval of the stockholders of the Company, take action which may materially and adversely affect any outstanding Employee Option without the consent of the holder of that option. In the event of a change in control of the Company, all unvested stock option awards immediately vest.

Accounting and Tax Treatment

The Company accounts for stock-based compensation in accordance with authoritative guidance which establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods and services or incurs a liability in exchange for goods and services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. It requires an entity to measure the costs of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognize that cost over the service period. We calculate the grant-date fair value using the Black-Scholes valuation model.

The Black-Scholes valuation model requires the input of highly subjective assumptions which include the expected term of options granted, risk-free interest rates, expected volatility, and expected rates of dividends. We estimated an expected term for each stock option grant based on the weighted-average time between grant date and exercise date and the risk-free interest rate assumption was based on U.S. Treasury rates appropriate for the expected term. We used historical data and projections to estimate expected volatility and expected employee behaviors related to option exercises and forfeitures.

The Company is entitled to a tax deduction when a participant in the Company’s stock option plans has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code which limits the tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year unless the compensation is performance based.

Recommendation of the Company Board of Directors

The approval of this proposal is not a condition to the approval of any other proposals submitted to the stockholders. Should stockholder approval not be obtained, the Employee Plan will terminate on June 13, 2013, except as to Employee Options outstanding on such date.  However, the Employee Plan as in effect prior to the extension which is the subject of this proposal will continue to remain in effect, and stock purchases will continue to be made pursuant to the provisions of the Employee Plan until the Employee Plan terminates or the available reserve of 140,000 shares is exhausted.

The Board believes that it is in the Company’s best interests to continue providing its employees with the opportunity to acquire an ownership interest in the Company through their participation in the Employee Plan and thereby encourage them to remain in the Company’s employ and more closely align their interests with those of the Company’s stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE EMPLOYEE PLAN.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO EXTEND THE TERMINATION DATE OF THE COMPANY’S 1993 EXECUTIVE LONG-TERM INCENTIVE PLAN

General

At the annual meeting, the stockholders will be asked to approve an amendment to the Amended and Restated Monarch Casino & Resort, Inc. 1993 Executive Long-Term Incentive Plan, as amended, (the “Incentive Plan”) to extend the expiration date of the Incentive Plan to the earlier of June 13, 2014 or the date of our 2014 annual meeting of stockholders.

The Incentive Plan currently terminates on June 13, 2013, except with respect to Options and restricted shares outstanding on that date.  The purpose of the amendment to the Incentive Plan is to allow time for our Compensation Committee to evaluate our executive compensation programs, including equity incentive plans and other items of compensation, and to make recommendations to our Board of Directors.  Our Compensation Committee has begun an evaluation of our executive compensation programs to, among other things, provide a program that will align the compensation of our executives with our stockholders and to continue to help us hire, motivate and properly incent our management team and employees. Our Compensation Committee intends to complete its evaluation and adopt a compensation program including an equity incentive program during 2013 and submit the new equity incentive program to our stockholders at our 2014 annual meeting of stockholders.  Extension of the term of the Incentive Plan will allow us to continue to utilize the Incentive Plan until that time.

Approval of this proposal will simply maintain the existing Incentive Plan, and no request to increase shares to be issued under any equity compensation plan is being made at this time.

The following is a summary of the principal features of the Incentive Plan as modified by the proposed amendment. The summary, however, does not purport to be a complete description of all the provisions of the Incentive Plan and is qualified in its entirety by the full text of the Incentive Plan attached hereto as Appendix B. Unless the context clearly indicates to the contrary, the term of “Option” used herein shall mean either an incentive stock option (“ISO”) or non-qualified stock option, and the term “Optionee” shall mean any person holding an Option granted under the Incentive Plan. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to our Corporate Secretary at our principal executive offices at 3800 S. Virginia Street, Reno, Nevada 89502.

Under current compensation practices (see further discussion of our compensation elements described in the Compensation Discussion and Analysis section) the Company awards approximately 133,000 stock options annually under the Incentive Plan.

Administration and Eligibility

The Incentive Plan was originally administered by the Board’s Incentive Plan Committee, consisting of not less than two nonemployee directors of the Company selected by, and serving at the pleasure of, the Board.  The Compensation Committee, consisting only of independent directors, now provides such administration. Based upon the recommendations from the Company and its operating subsidiaries, the Compensation Plan Committee determines the persons to whom awards shall be granted (“Participants”), the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards. The Compensation Committee also interprets the Incentive Plan and makes recommendations for its administration. Only employees who serve in the positions of Chief Executive Officer, Chief Financial Officer, Corporate President, Corporate Secretary and Corporate Treasurer are eligible for selection as Participants in the Incentive Plan. An ISO may not be issued to a person who, at the time of grant, is not an employee of the Company.

Option Price

The price for non-qualified Options shall be the fair market value of the Common Stock under option on the day the option is granted, which shall be an amount equal to the last reported sale price of the Common Stock on such date on the NASDAQ Global Select Market, or such other stock exchange on which the price of the Common Stock may be listed from time to time. The option price for ISOs shall be an amount equal to the price of the Common Stock under option, as determined above, unless the proposed option recipient, at the time of grant, owns (within the meaning of Section 422(b)(6) of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company. In such case, the purchase price of the shares covered by such ISO shall not be less than 110% of the fair market value per share of the Common Stock on the ISO is granted.

Options may be exercised by payment of the option price in full (i) in cash, (ii) in Common Stock, including Common Stock underlying the Option being exercised, having a fair market value equal to such Option price, or (iii) a combination of cash and Common Stock, including the Common Stock underlying the Option being exercised.

Option Term

An Option may not be transferred or assigned other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option may only be exercised by that Optionee. Except in special circumstances, each Option shall expire on the tenth anniversary of the date of its grant and shall be exercisable according to a vesting schedule to be determined by the Compensation Committee. The Compensation Committee may include in any Option instrument, initially or by amendment at any time, a provision making any installment exercisable at such earlier date, if the Compensation Committee deems such provision to be in the interest of the Company or its subsidiaries, or necessary to realize the reasonable expectation of the Optionee.

Restricted Share Awards

Under the Incentive Plan, the Compensation Committee may also award Participants restricted shares of Common Stock. Under the Incentive Plan, all restricted shares will be forfeited to the Company or the applicable operating subsidiary if a Participant fails to be continuously employed with the Company or any of its subsidiaries during the restriction.

Term and Amendment of Plan

If this proposal is approved by the stockholders, the Incentive Plan will terminate on the earlier of June 13, 2014 or the date of our 2014 annual meeting of stockholders, except with respect to Options and restricted shares outstanding on that date. Absent such approval, the Incentive Plan will terminate on June 13, 2013.  The Board may terminate or amend the Incentive Plan in any respect, at any time; provided, however, without the approval of the holders of a majority of the outstanding Common Stock the total number of shares that may be sold, issued, or transferred under the Incentive Plan may not be increased (except for proportional adjustment for stock dividend or split, recapitalization, merger, consolidation, spin-off, or other similar corporate changes); the eligibility requirements for participation may not be modified; the exercise price of an Option cannot be reduced; and the termination date of the Incentive Plan may not be extended. In the event of a change in control of the Company, all unvested stock option awards immediately vest.

Accounting and Tax Treatment

The Company accounts for stock-based compensation in accordance with authoritative guidance which establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods and services or incurs a liability in exchange for goods and services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. It requires an entity to measure the costs of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognize that cost over the service period. We calculate the grant-date fair value using the Black-Scholes valuation model.

The Black-Scholes valuation model requires the input of highly subjective assumptions which include the expected term of options granted, risk-free interest rates, expected volatility, and expected rates of dividends. We estimated an expected term for each stock option grant based on the weighted-average time between grant date and exercise date and the risk-free interest rate assumption was based on U.S. Treasury rates appropriate for the expected term. We used historical data and projections to estimate expected volatility and expected employee behaviors related to option exercises and forfeitures.

The Company is entitled to a tax deduction when a participant in the Company’s stock option plans has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code which limits the tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year unless the compensation is performance based.

Recommendation of the Company Board of Directors

The approval of this proposal is not a condition to the approval of any other proposals submitted to the stockholders. Should stockholder approval not be obtained, then the Incentive Plan will terminate on June 13, 2013, except with respect to Options and restricted shares outstanding on that date. However, the Incentive Plan as in effect prior to the extension, which is the subject of this Proposal, will continue to remain in effect, and stock purchases will continue to be made pursuant to the provisions of the Incentive Plan until the Incentive Plan terminates or the available reserve of 206,000 shares is exhausted.

The Board believes that it is in our best interests to continue providing the Company’s key executives with the opportunity to acquire an ownership interest in the Company through their participation in the Incentive Plan and thereby encourage them to remain in the Company’s employ and more closely align their interests with those of the Company’s stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE INCENTIVE PLAN.

ADDITIONAL INFORMATION

Executive Officers and Significant Employees

In addition to John Farahi and Bob Farahi, whose biographical information is set forth above, our other executive officers and significant employees are set forth below.

Executive Officers:

DAVID FARAHI, age 31, has been Chief Operating Officer since April of 2012.  Mr. Farahi most recently held the positions of Executive Director of Gaming Operations and Director of Investor Relations for Monarch.  Mr. Farahi began his gaming and hospitality career in 1998.  He has extensive experience in over a dozen positions at Atlantis Casino Resort Spa.  From 2004 to 2006, Mr. Farahi held finance positions with HSBC Bank plc in their New York,

London and Geneva offices, in both the investment and private banking divisions.  Mr. Farahi holds an MBA from Columbia Business School with concentrations in both Real Estate and Finance and holds a BA in Economics and International Studies from Northwestern University.

RONALD ROWAN, age 48, Chief Financial Officer of the Company and of Golden Road, joined the Company in June 2006.  From December 2004 to June 2006, Mr. Rowan served as the Chief Operating and Financial Officer of Ztrading Industries, LLC, a retail software company.  From June 2003 to December 2004, he served as the CFO of Camco, Inc., a specialty finance lender.  Mr. Rowan was the CFO of the North/South American subsidiary of Aristocrat Technologies, Inc., a publicly held Australian based systems and gaming device company, from June 2001 through June 2003 and was employed by Casino Data Systems, also a publicly held systems and gaming company, from September 1996 through June 2001 as its Controller and then as its CFO.  Prior to joining Casino Data Systems, Mr. Rowan was employed by Price Waterhouse in its audit practice for six years and then in its strategic consulting practice for four years.  Mr. Rowan is a certified public accountant with a bachelor’s degree from the University of Southern California and an MBA from the University of California, Los Angeles.

Significant Employee:

DARLYNE SULLIVAN, age 58, has been the General Manager of Atlantis since February 2006 and Executive Vice President of Operations of Atlantis since 2004.  From June 1993 until 2004, Mrs. Sullivan was Vice President of Sales and Marketing and Assistant General Manager of Atlantis.  Mrs. Sullivan has held positions including Assistant General Manager/Director of Sales and Marketing, Reservations and Sales Manager, Front Desk Manager, Hotel Manager and Assistant Hotel Manager for Atlantis from May 1977 through June 1993.

Committees of the Board

The Board has certain standing committees including the Audit Committee, the Compensation Committee, the 1993 Executive Long-Term Incentive Plan Committee (the “Incentive Plan Committee”), the 1993 Directors’ Stock Option Plan Committee (the “Directors’ Plan Committee”) and the Strategic Planning Committee.

The Audit Committee, currently comprised of Yvette E. Landau, Craig F. Sullivan and chaired by Ronald R. Zideck, met ten times during the year ended December 31, 2012.  After the annual meeting, there will be a vacancy on the Audit Committee due to Mr. Zideck’s decision not to stand for re-election to the Board.  The Board expects the person chosen to fill the vacancy on the Board after the annual meeting will also be appointed to the Audit Committee.  The Audit Committee is comprised exclusively of directors who are not salaried employees and a majority of whom are, in the opinion of the Board, free from any relationship that would interfere with the exercise of independent judgment as a committee member.  The Audit Committee’s function is to review reports of the auditors to the Company; to review Company financial practices, internal controls and policies with officers and key employees; to review such matters with the Company’s auditors to determine scope of compliance and any deficiencies; to consider selection of independent public accountants; to review and approve all related party transactions; and to make periodic reports on such matters to the Board.  The Audit Committee adopted an Audit Committee Charter on June 4, 2000, and subsequently amended it effective June 7, 2001 and April 9, 2004.  A copy of the charter may be viewed on the Company’s website at www.monarchcasino.com.

All members of the Audit Committee meet the definition of “independence” under Securities Exchange Act of 1934 Rule 10A-3(b)(1) and are “independent directors,” as such term is defined in NASDAQ Rule 5605(a)(2).

The Company believes that Craig F. Sullivan and Ronald R. Zideck, each members of the Audit Committee during 2012, are financial experts as defined by the SEC rules applied pursuant to the Sarbanes-Oxley Act of 2002 and as defined in Regulation S-K, Item 407(d)(5)(ii).  The relevant experience of Mr. Sullivan is summarized under “Election of Directions — Directors and Nominees” above.  In the case of Mr. Zideck, the Company’s belief is based on his experience, which, includes the following:  from August 1981 to August 1997, he was Managing Partner for the Reno office of the national accounting firm of Grant Thornton, LLP and served on that firm’s National Executive Committee; his service as a director at Harveys Casino Resorts from May 1997 to February 1999; his service as a director of planned giving for the University of Nevada, Reno from March 2003 to March 2006; his service since March 2006 as Vice President of Business Development for The Whittier Trust Company of Nevada; and his certification as a certified public accountant.

The Compensation Committee, currently comprised of Yvette E. Landau, Ronald R. Zideck and chaired by Craig F. Sullivan, met seven times during the year ended December 31, 2012.  After the annual meeting, there will be a vacancy on the Compensation Committee due to Mr. Zideck’s decision not to stand for re-election to the Board.  The Board expects the person chosen to fill the vacancy on the Board after the annual meeting will also be appointed to the Compensation Committee. The Compensation Committee recommends, and the Board ratifies, all compensation and awards to the Company’s executive officers and administers the Employee Plan and the Incentive Plan.  The Compensation Committee reviews the performance and the compensation of the chief executive officer and president and, following discussions with those individuals, presents recommendations for their compensation levels to the Board for review and ratification.  For the remaining executive officers, the chief executive officer makes recommendations to the Compensation Committee that generally are approved and then passed onto the full Board for ratification.  The Compensation Committee has not adopted a charter, but intends to do so in 2013 in conformance with newly adopted NASDAQ rules.

The Incentive Plan Committee, currently comprised of Yvette E. Landau, Craig F. Sullivan and Ronald R. Zideck, formerly administered the Incentive Plan, but that function is now performed by the Compensation Committee.  The Incentive Plan Committee did not meet during the year ended December 31, 2012.

The Directors’ Plan Committee, comprised of John Farahi and Bob Farahi, did not meet during the year ended December 31, 2012.  Neither John Farahi nor Bob Farahi is eligible to participate in the Directors’ Plan.  The Directors’ Plan Committee consists of not less than 2 directors of the Company selected by, and serving at the pleasure of, the Board and its function is to administer the 1993 Directors’ Stock Option Plan (the “Directors’ Plan”).  The Directors’ Plan Committee has the authority to interpret the Directors’ Plan and make all determinations necessary or advisable for its administration.  All decisions of the Directors’ Plan Committee are subject to approval by the Board.

The Strategic Planning Committee, comprised of John Farahi, Bob Farahi, Craig F. Sullivan, Ronald R. Zideck and chaired by Yvette E. Landau, was formed by the Board in March 2011 to identify and evaluate expansion and acquisition opportunities for the Company.  The Strategic Planning Committee did not meet during the year ended December 31, 2012.

The Company does not have a standing Nominating Committee, nor has the Board of Directors adopted a charter addressing the director nomination process.  The Board of Directors believes that at this time it is appropriate for the Company not to have a nominating committee because the independent directors constituting the majority of the Board of Directors can adequately serve the function of considering potential director nominees from time to time as needed.

For stockholder meetings at which directors are to be elected, in compliance with NASDAQ rule 5605(e), director nominees are recommended for the Board’s nomination solely by a majority of the independent directors.  In making such recommendation, the qualifications of the prospective nominee which will be considered include the nominee’s personal and professional integrity, experience, skills, professional relationships, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to act in the best interests of the Company and its stockholders.

The requirements for nomination of a person to the Board by a security holder are set forth in Article II, Section 16 of the Company’s Bylaws and the qualifications for a person to be a director of the Company are set forth in Article II, Section 14 of the Bylaws.  Both sections of the Bylaws are set forth below.

14.  Eligibility of Directors.  No Director is eligible to continue to serve as a Director of the Corporation who is required under Nevada or Colorado gaming laws to be found suitable to serve as a director and who is not found suitable or whose finding of suitability is suspended or revoked by Nevada or Colorado gaming authorities. Such eligibility shall cease immediately following whatever act or event terminates the director’s eligibility under the laws and gaming regulations of either the State of Nevada or the State of Colorado.

16.  Nomination of Directors.  Only persons who are nominated in accordance with the procedures set forth in this Section 16 of Article II shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Corporation at the Annual Meeting may be made at a meeting of stockholders by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the Notice procedures set forth in this Section 16 of Article II. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the secretary of the Corporation. To be timely, unless waived by the Board of Directors, no person not already a Director shall be eligible to be elected or to serve as a Director unless such person’s notice of nomination shall be received at the principal executive offices of the Corporation at least seventy five (75) days before initiation of solicitation to the stockholders for election in the event of an election other than at an Annual Meeting and seventy five (75) days before the corresponding date that had been the record date for the previous year’s Annual Meeting or seventy five (75) days before the date of the next Annual Meeting of shareholders announced in the previous year’s proxy materials in the event of an election at an Annual Meeting. To be timely, no stockholder’s notice shall be received at the principal executive offices of the Corporation more than ninety (90) days before the meeting; provided, however, that in the event that less than ninety (90) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stock of the Corporation which are beneficially owned by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, and (b) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (vi) the consent of such nominee to serve as Director of the Corporation, if he is so elected; and (c) as to the stockholder giving the notice, (i) the name and record address of stockholder, and (ii) the class and number of shares of stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as Director of the Corporation. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Article II, Section 16. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

The Company did not receive the names of any proposed director candidates submitted by any stockholder for inclusion in this Proxy Statement under the guidelines set forth above.

John Farahi, the Company’s Co-Chairman, also serves as the Company’s Chief Executive Officer.  Bob Farahi, the Company’s other Co-Chairman also serves as the Company’s President.  The Company does not have a lead independent director.  At the time of this filing, the Company believes this is the best structure to leverage John and Bob Farahi’s respective operating expertise, professional experience and longevity with the Company.

As required by the Securities and Exchange Commission, the Company is required to disclose whether the Board of Directors considers “diversity” in identifying director nominees.  The term “diversity” as used in this context has not been defined by the Securities and Exchange Commission.  Monarch is an equal opportunity employer and does not discriminate based upon age, race, color, gender, national origin, disability or veteran status.  It is the Board of Director’s desire that the Board should be composed of qualified individuals who bring diverse professional expertise and points of view.  All prospective Director nominees are evaluated on their professional merits, technical qualifications, demonstrated expertise, experience and ability to contribute in such a way as to bolster and expand the collective professional perspective of the Board.

Board Meetings

The Board held seven meetings during the year ended December 31, 2012.  All directors attended at least 75% of the Board meetings and all committee members attended at least 75% of the committee meetings for the committees on which they served during the year ended December 31, 2012.

Annual Meetings

The Board has a policy that requires all directors to attend each Annual Meeting of Stockholders absent exigent circumstances.  All five of the then directors attended the 2012 Annual Meeting of Stockholders.

Communication with Directors

The Company’s stockholders may contact directors by sending an email to Ronald Rowan at RRowan@MonarchCasino.com, which will be relayed to the board member or members specified in the message, or by addressing a letter to Monarch Casino & Resort, Inc., Board of Directors, 3800 South Virginia Street, Reno, Nevada 89502.  Each communication should specify the applicable director or directors to be contacted.

Compensation Committee Interlocks and Insider Participation

Yvette E. Landau, Craig F. Sullivan, and Ronald R. Zideck each served on the Compensation Committee during 2012.  None of these directors is or has been a former or current executive officer of Monarch or had any relationships requiring disclosure by Monarch under the SEC’s rules requiring disclosure of certain relationships and related-party transactions.  None of Monarch’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during 2012.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives

Our named executive officers (“NEOs”) are our Chief Executive Officer (“CEO”), our President, our Chief Operating Officer (“COO”) and our Chief Financial Officer (“CFO”).  We seek to compensate our NEOs in a manner that will attract and retain qualified individuals who are responsible for the management, growth and success of the Company.  We believe that NEO compensation should be designed to:

1.  motivate performance in areas consistent with our short and long-term objectives,

2.  reward for achieving those objectives, and

3.  encourage NEOs to continue in our employ.

We evaluate and establish the total compensation of our NEOs in light of what we believe to be the compensation practices, and relative corporate financial performance, of other companies in the gaming industry similar to us in terms of asset size and target market.  In 2012, we did not engage compensation consultants in this process because we believed that the Compensation Committee (as used in this Compensation Discussion and Analysis, the “Committee”) was able to consider publicly available data and other data which provided us information upon which to make informed compensation decisions and because the Board operates under a prudent cost management philosophy.  Because certain comparable companies in the gaming industry do not publicly report their information, their compensation practices are not publicly available.  As such, we rely on information that is publicly available, information that we obtain from industry sources, and the industry experience and knowledge of our Committee and other Board members in determining NEO compensation.

Compensation Elements

Our NEO compensation program utilizes four primary components which include 1) annual salary, 2) annual cash bonus awards, 3) one-time cash awards and 4) stock option awards.  Following is a discussion of each component.

Annual Salary

The salary element compensates each NEO for performance of the fundamental duties associated with that NEO’s position.  In addition to what we believe to be the compensation practices and relative corporate financial performance of other companies in the gaming industry similar to us in asset size and target market, we consider other factors in establishing NEO annual salaries including the executive’s respective record of leadership and service to us, our growth during the NEO’s term of employment, the relative importance of the NEO in overseeing both our strategic direction and our day-to-day operations, the relative performance of our competitors and the NEO’s civic leadership.  Salaries are reviewed annually and are adjusted as warranted.

Due to the decrease in company profit commensurate with the global recession that began in 2007, salaries for our NEOs remained flat from 2008 through 2011.  In the fourth quarter of 2012, the annual salaries of our CEO and CFO were increased in recognition of their increased responsibilities related to the successful completion of our acquisition of the Riviera Black Hawk Casino in April 2012 (the “Acquisition”).  See the Summary Compensation Table below.

Annual Cash Bonus Awards

To align NEO performance with our short-term operational and profit objectives, we utilize an annual cash bonus program (the “Bonus Program”) with an annual target set by the Board as a percentage (the “Target Bonus Percentage”) of the NEO’s annual salary.  Prior to the global recession that began in 2007, the Target Bonus Percentage was typically set at 20%.  Until the effects of the global recession subside and Company profits grow to a more substantial level, it is likely that the Board will set the Target Bonus Percentage at percentages less than 20%.

The Bonus Program is comprised of both a quantitative and a qualitative component.  The quantitative component is awarded based on achieving our annual profit goal, as established by the Board.  The qualitative component of the cash bonus program is awarded at the discretion of the Committee which considers several factors of the NEO’s performance including, but not limited to, performance against specific tactical objectives as established by the Board, staff development, staff retention, operating process improvement and the implementation of programs resulting in permanent cost reductions.

The profit target is defined as a determined level of Earnings Before Interest, Taxes, Depreciation and Amortization adjusted for any unusual or infrequent expenses (“Adjusted EBITDA”).  The Board sets the Adjusted EBITDA target at a level they believe is both challenging and achievable.  By establishing a target that is challenging, the Board believes that NEO performance, and therefore Company financial performance, is optimized.  By setting a target that is also achievable, the Board believes that NEOs remain motivated to perform at the high level required to achieve the Adjusted EBITDA target.  Adjusted EBITDA can be calculated from our audited financial statements by adding depreciation and amortization expense to income from operations plus any unusual or infrequent expenses.  The Adjusted EBITDA target for 2012 was $29.5 million which excluded any financial results from, or expenses related to, the Acquisition.  Under the Bonus Program, an additional evaluation is completed at year-end which allows for the potential to exceed the Target Bonus Percentage.  For every whole percentage point that our actual Adjusted EBITDA exceeds the full-year Adjusted EBITDA target, an additional 1% of NEO salary may be awarded up to a maximum of 40% of the NEO’s annual salary.

To motivate and reward actions that directly translate into increased Company profit, the Bonus Program is significantly weighted toward the quantitative component.  The quantitative and qualitative components, if awarded, are paid simultaneously on a semi-annual basis.  Because of operating challenges primarily related to the ongoing global recession, beginning in 2008, the Target Bonus Percentage was set at 5%.  For fiscal 2010, the Adjusted

EBITDA target was achieved, and in March 2011 bonuses were paid.  For fiscal years 2011 and 2012, the Adjusted EBITDA target was not achieved and bonuses under the Bonus Program were not awarded.

One-Time Cash Awards

We may, from time to time, award one-time cash payments based on superior financial performance relative to the Board-established annual financial profit target when such performance is deemed to be extraordinary or in certain other exceptional circumstances.

Regarding extraordinary performance, such determination is based on several factors including, but not limited to, comparison of our financial performance relative to our competitors, the general market conditions in which those financial results were generated and other operating criteria that indicate that the financial results were abnormally strong given those market and operating conditions.  Such performance criteria could serve as the basis for increasing an NEO’s salary level; however, by instead rewarding such performance with one-time cash awards, we believe we are more accurately promoting sustained, superior performance by more closely tying the reward with the timing of the performance.  No One-Time Cash Awards were paid for performance in fiscal 2010; however, our CEO, President and CFO were awarded $100,000; $25,000 and $13,261, respectively, in 2011.  In 2012, for successful completion of the Acquisition, the Board awarded our CEO, President, COO and CFO a One-Time Cash Award of $150,000; $50,000; $25,000 and $50,000, respectively.

Stock Option Awards

While it is difficult to predict the value an NEO will ultimately realize from the stock option compensation component, the compensation package is designed with the expectation that stock options will provide the highest potential reward of the four components of the NEO compensation package.  As such, the most significant driver of NEO compensation is designed to correlate directly with the financial gains of our stockholders through changes in stock prices.  As our stock price increases or decreases, the value of NEO stock option awards also increases or decreases.  By designing the compensation program in this way, we believe that a significant portion of NEO compensation has been directly aligned with the interests of our stockholders.

NEOs receive an initial stock option grant (the “Initial Grant”) on their hire date and receive subsequent grants (the “Subsequent Grants”) in amounts equal to, and commensurate with, the portion of the Initial Grant that vests.  The Initial Grant vests, assuming continued employment, in three equal tranches beginning on the third anniversary of the grant date and is fully vested on the NEO’s fifth anniversary.  The Subsequent Grants vest three years after their respective grant date.  Neither Initial Grants nor Subsequent Grants vest earlier than three years and in the case of Initial Grants, do not fully vest earlier than five years.

Stock option awards are granted at exercise prices equal to the closing market price of our stock on the date the stock option award is granted, except for Incentive Stock Option (“ISO”) grants to Messrs. John Farahi and Bob Farahi, whose exercise prices are 110% of the relevant closing market prices, since they are each the beneficial owners of more than 10% of our common stock. As such, the value of the award increases only if our stock price increases subsequent to the stock option’s grant date.  Because these awards vest over time, the stock option component of NEO compensation also encourages NEO retention, as value related to unvested stock options is forfeited if an NEO ceases to be employed by us.  To date, the compensation committee has not granted ISOs.

As stated elsewhere in this Proxy Statement, the Committee has begun an evaluation of our executive compensation program and intends to recommend new or modified compensation and equity incentive plans to the Board later in 2013. Any new equity incentive plan will be submitted for consideration of our stockholders at our 2014 Annual Meeting of Stockholders.

Change in Control

Our NEOs, senior managers and other employees have built Monarch Casino & Resort, Inc. into the successful enterprise that it is today, and we believe that it is important to both reward and protect them in the event we experience a change in control.  Further, it is our belief that the interests of our stockholders are best served if the interests of our senior management are aligned with those of our stockholders, and providing change in control benefits should eliminate, or at least reduce, resistance of senior management to pursue potential change in control transactions that may be in the best interests of our stockholders.

Relative to our overall value to the stockholders, the potential change in control benefits to senior managers and other employees are minor, are limited to the immediate vesting of unexercised stock options and exclude change in control severance payments.

In the event of a change in control, vesting of all unexercised stock options will accelerate to the change of control date.  A change in control shall be deemed to have occurred at such time as (a) any person becomes the beneficial owner, directly or indirectly, of securities of Monarch representing 25.0% or more of the combined voting power of Monarch’s outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constituted the Board of Directors of Monarch on the effective date of Monarch’s Executive Long Term Incentive Plan, or June 14, 1993 (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the Board of Directors of Monarch serving under an Incumbent Board, shall be considered as if he or she were a member of the Incumbent Board; or (c) merger, consolidation or sale of all or substantially all the assets of Monarch occurs, unless such merger or consolidation shall have been affirmatively recommended to Monarch’s stockholders by a majority of the incumbent board; or (d) a proxy statement soliciting proxies from stockholders of Monarch, by someone other than the current management of Monarch seeking stockholder approval of a plan or reorganization, merger or consolidation of Monarch with one or more corporations as a result of which the outstanding shares of Monarch’s securities are actually exchanged for or converted into cash or property or securities not issued by Monarch unless the reorganization, merger or consolidation shall have been affirmatively recommended to Monarch’s stockholders by a majority of the Incumbent Board.

Other Benefits and Compensation Matters

401k and Health Benefit Plans.  The NEOs participate in our 401k and health benefit plans on the same basis, and at the same benefit level, as the rest of our full-time employees.  The plans include subsidized health insurance benefits and an annual 401K matching contribution up to two percent of their annual salary.

Prohibition of option repricing or cash buyouts.  Our internal policy has been to prohibit any form of option repricing or to exchange underwater stock options for a cash settlement unless approval of stockholders has been granted.

Prohibition of speculative and hedging transactions.  All employees are prohibited from participating in short sales of, and trading in put and call options on, the Company’s securities.

Board Process

The Committee recommends, and the Board ratifies, all compensation and awards to the NEOs.  The Committee reviews the performance and the compensation of the CEO and President and, following discussions with those individuals, presents recommendations for their compensation levels to the Board for review and ratification.  For the remaining NEOs, the CEO makes recommendations to the Committee that generally are approved and then passed onto the full Board for ratification.

Compensation Committee Report

Notwithstanding any statement to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report on Executive Compensation shall not be incorporated by reference into any such filings or otherwise deemed filed.

Compensation Committee Report on Executive Compensation

The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

By:	Craig F. Sullivan, Chairman
Yvette E. Landau, Member
Ronald R. Zideck, Member

Summary Compensation Table

The following table presents information regarding compensation of our NEOs for services rendered during the last three completed fiscal years.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Grant Date Fair Value of Stock Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred Compensation Earning ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)(1)	(e)	(f)	(g)	(h)	(i)	(j)
John Farahi, Co-Chairman of the Board and Chief Executive Officer
	2010	$400,000	$60,000	—	$296,052	—	—	—	$756,052
	2011	$400,000	$100,000	—	$240,183	—	—	—	$740,183
	2012	$508,000	$150,000	—	$219,356	—	—	—	$877,356
Bob Farahi, Co-Chairman of the Board, Secretary and President
	2010	$240,000	$25,000	—	$148,026	—	—	—	$413,026
	2011	$240,000	$25,000	—	$120,092	—	—	—	$385,092
	2012	$204,000	$50,000	—	$109,681	—	—	—	$363,681
David Farahi, Chief Operating Officer (2)

	2012	$181,592	$25,000	—	$91,998	—	—	—	$298,590
Ronald Rowan, Chief Financial Officer and Treasurer	2010	$265,000	$13,250	—	$196,545	—	—	—	$474,795
	2011	$265,000	$13,261	—	$123,730	—	—	—	$401,991
	2012	$276,000	$50,000	—	$112,611	—	—	—	$438,611

(1)       The bonuses reflect amounts earned in the specified year.

(2)       David Farahi was appointed Chief Operating Officer on April 26, 2012.

Grants of Plan Based Awards Made in Fiscal 2012

The following table presents information regarding the equity incentive awards granted to our NEOs for 2012.

								All Other Stock	All Other Option	Exercise
								Awards:	Awards:	or Base	Grant Date
		Estimated Future Payouts Under Non-			Estimated Future Payouts Under Equity			Number of	Number of	Price of	Fair Value
		Equity Incentive Plan Awards			Incentive Plan Awards			Shares of	Securities	Option	of Stock
		Threshold			Threshold		Maximum	Stock or Units	Underlying	Awards	and Option
Name	Grant Date	($)	Target ($)	Maximum ($)	($)	Target ($)	($)	(#)	Options (#)	($/Sh)(1)	Awards ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
John Farahi, Co-Chairman of the Board and Chief Executive Officer (2)	10/9/2012	—	—	—	—	—	—	—	66,666	$8.56	$219,356
Bob Farahi, Co-Chairman of the Board, Secretary and President (2)	10/9/2012	—	—	—	—	—	—	—	33,334	$8.56	$109,681
David Farahi, Chief Operating Officer (2)	8/13/2012	—	—	—	—	—	—	—	1,667	$7.42	$4,758
	8/21/2012	—	—	—	—	—	—	—	30,000	$7.55	$87,240
Ronald Rowan, Chief Financial Officer and Treasurer (2)	6/19/2012	—	—	—	—	—	—	—	33,333	$8.78	112,611

(1)             The Company’s policy is to set exercise prices for stock option awards equal to the closing price of the Company’s stock on the grant date.  If the grant date falls on a date that the stock market is closed, the exercise price is set at the closing price on the last day that the market was open before the grant date.

(2)             The option awards listed in the above table vest 100% on the third anniversary of the grant date.

Outstanding Equity Awards at Fiscal 2012 Year-End

The following table presents information regarding the outstanding equity awards held by each of our NEOs as of December 31, 2012.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
John Farahi, Co-Chairman of the Board and Chief Executive Officer	200,000	—		—	$11.685	10/21/2014	—	—	—	—
	70,000			—	$18.060	10/21/2015	—	—	—	—
	66,666			—	$21.820	10/21/2016	—	—	—	—
	66,668			—	$29.000	10/21/2017	—	—	—	—
	66,668			—	$6.800	10/21/2018	—	—	—	—
	66,666			—	$10.430	10/21/2019	—	—	—	—
		66,668	(1)	—	$11.480	10/21/2020	—	—	—	—
		66,668	(2)		$9.330	10/21/2021
		66,666	(3)		$8.560	10/9/2022
Bob Farahi, Co-Chairman of the Board, Secretary and President	100,000	—		—	$11.685	10/21/2014	—	—	—	—
	10,000			—	$18.060	10/21/2015	—	—	—	—
	33,334			—	$21.820	10/21/2016	—	—	—	—
	33,334			—	$29.000	10/21/2017	—	—	—	—
	33,334			—	$6.800	10/21/2018	—	—	—	—
	33,333				$10.430	10/21/2019	—	—	—	—
		33,333	(1)	—	$11.480	10/21/2020	—	—	—	—
		33,334	(2)		$9.330	10/21/2021
		33,334	(3)		$8.560	10/9/2022
David Farahi, Chief Operating Officer	1,666	3334	(4)		$6.720	2/10/2020
	3,333	1,667	(5)		$11.150	6/21/2020
		20,000	(6)		$10.200	7/12/2020
		1,667	(7)		$9.300	8/13/2021
		1,667	(8)		$7.420	8/13/2022
		30,000	(9)		$7.550	8/21/2022
Ronald Rowan, Chief Financial Officer and Treasurer	33,333			—	$7.280	6/19/2019	—	—	—	—
	59,112	16,889	(10)	—	$11.150	6/21/2020	—	—	—	—
		33,333	(11)	—	$11.150	6/19/2020	—	—	—	—
		33,333	(12)		$9.560	6/17/2021
		33,333	(13)		$8.780	6/19/2022

(1)          Vests in full on October 21, 2013, subject to continued employment through that date.

(2)          Vests in full on October 21, 2014, subject to continued employment through that date.

(3)          Vests in full on October 9, 2015, subject to continued employment through that date.

(4)          Vests as follows subject to continued employment through the noted dates: 1,667 shares vest on February 10, 2014 and 1,667 shares vest on February 10, 2015.

(5)          Vests in full on August 13, 2013, subject to continued employment through that date.

(6)          Vests as follows subject to continued employment through the noted dates: 6,666 shares vest on July 12, 2013, 6,667 shares vest on July 12, 2014 and 6,667 shares vest on July 12, 2015.

(7)          Vests in full on August 13, 2014, subject to continued employment through that date.

(8)          Vests in full on August 13, 2015, subject to continued employment through that date.

(9)          Vests as follows subject to continued employment through the noted dates: 10,000 shares vest on August 21, 2015, 10,000 shares vest on August 21, 2016 and 10,000 shares vest on August 21, 2017.

(10)    Vests in full on June 21, 2013, subject to continued employment through that date.

(11)    Vests in full on June 19, 2013, subject to continued employment through that date.

(12)    Vests in full on June 17, 2014, subject to continued employment through that date.

(13)    Vests in full on June 19, 2015, subject to continued employment through that date.

Potential Payments Upon Termination in Connection with Change in Control

In the event of a change in control (“CIC”), vesting of all unexercised stock options will accelerate to the change of control date.  A CIC shall be deemed to have occurred at such time as (a) any person becomes the beneficial owner, directly or indirectly, of securities of Monarch representing 25.0% or more of the combined voting power of Monarch’s outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constituted the Board of Directors of Monarch on the effective date of Monarch’s Executive Long Term Incentive Plan, or June 14, 1993 (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the Board of Directors of Monarch serving under an Incumbent Board, shall be considered as if he or she were a member of the Incumbent Board; or (c) merger, consolidation or sale of all or substantially all the assets of Monarch occurs, unless such merger or consolidation shall have been affirmatively recommended to Monarch’s stockholders by a majority of the incumbent board; or (d) a proxy statement soliciting proxies from stockholders of Monarch, by someone other than the current management of Monarch seeking stockholder approval of a plan or reorganization, merger or consolidation of Monarch with one or more corporations as a result of which the outstanding shares of Monarch’s securities are actually exchanged for or converted into cash or property or securities not issued by Monarch unless the reorganization, merger or consolidation shall have been affirmatively recommended to Monarch’s stockholders by a majority of the Incumbent Board.

There are no other CIC agreements with any of our employees.

Other Employment Related Agreements

The Company has an agreement with Ronald Rowan, Chief Financial Officer, that in the event that his employment is terminated “without cause” he will receive severance pay in the amount equal to one year of his then-applicable annual base salary in exchange for his waiver of any and all causes of action against us, our officers, directors, principals and affiliates, arising from his employment.  Termination “without cause” would be termination unless Mr. Rowan committed an illegal act, violated our Business Ethics Policy and Code of Conduct, committed gross neglect or abandonment of his professional responsibilities, or disqualification by a controlling regulatory agency.  The agreement prohibits Mr. Rowan from entering the employ of any gaming enterprise located within 250 miles of a gaming enterprise owned by the Company for the year following termination.

Director Compensation — Fiscal 2012

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards ($)	Grant Date Fair Value of Stock Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Yvette E. Landau	$50,000	—	$37,643	—	—	—	$87,643
Craig F. Sullivan	$50,000	—	$37,643	—	—	—	$87,643
Ronald R. Zideck	$50,000	—	$37,643	—	—	—	$87,643

(1)         Annual fees of $40,000 are paid to directors who are not employees of the Company.  Each non-employee director serving as the chairman of a standing committee of the Board received an additional annual fee of $10,000 for each standing committee chaired during the year.

(2)       On the date of prior year’s Annual Stockholders Meeting, each non-employee director received a stock option grant to purchase 6,100 shares comprised of 4,800 shares for service as a director and 1,300 shares for service as a committee chair.  The options were issued at exercise prices equal to the closing price of the Company’s stock on the grant date.  The options vest on the six-month anniversary of the grant date.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

To the Board of Directors of Monarch Casino & Resort, Inc.:

Our role is to assist the Board of Directors in its oversight of the Company’s financial reporting process.  As set forth in our charter, the Company’s management is responsible for the preparation, presentation and integrity of our financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2012.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  We have received and reviewed the written disclosures and the letter from the independent auditors required by the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

THE AUDIT COMMITTEE

By:	Ronald R. Zideck, Chairman
Yvette E. Landau, Member
Craig F. Sullivan, Member

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The 18.95-acre shopping center (the “Shopping Center”) adjacent to the Atlantis Casino Resort Spa is owned by Biggest Little Investments, L.P. (“BLI”).  BLI’s general partner is Maxum, L.L.C. (“Maxum”).  John Farahi, Bob Farahi and Ben Farahi each individually own non-controlling interests in BLI and Maxim.  John Farahi is Co-Chairman of the Board, Chief Executive Officer, Secretary, and a Director of Monarch.  Bob Farahi is Co-Chairman of the Board, President, and a Director of Monarch. Ben Farahi formerly was the Co-Chairman of the Board, Secretary, Treasurer, Chief Financial Officer and a Director of Monarch until May 23, 2006.

A driveway that is being shared between the Atlantis and the Shopping Center was completed on September 30, 2004.  As part of the driveway construction, in January 2004, the Company leased a 37,368 square-foot corner section of the Shopping Center for a minimum lease term of 15 years at an annual rent of $300,000, subject to increase every 60 months based on the Consumer Price Index. The Company began paying rent to the Shopping Center on September 30, 2004. The Company also uses part of the common area of the Shopping Center and pays its proportional share of the common area expense of the Shopping Center. The Company has the option to renew the lease for 3 five-year terms, and at the end of the extension periods, the Company has the option to purchase the leased driveway section of the Shopping Center at a price to be determined based on an MAI Appraisal. The leased space is being used by the Company for pedestrian and vehicle access to the Atlantis.  The lease also permits the Company to use a portion of the parking spaces at the Shopping Center. The total cost of the project was $2.0 million; the Company was responsible for two thirds of the total cost, or $1.35 million. The Company paid approximately $340,000 plus common area charges for each of the years ended December 31, 2012; December 31, 2011 and December 31, 2010, respectively, for its leased driveway space at the Shopping Center.

Audit Committee Review

The Company requires that the Audit Committee of the Board review and approve related party transactions.  The Audit Committee reviews all related party transactions on a case by case basis and approves any such transaction in accordance with Nevada corporate law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s principal accounting firm, Ernst & Young LLP, audited the Company’s financial statements for the fiscal year ended December 31, 2012.  Ernst & Young, LLP is expected to have a representative present at the annual meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

The Audit Committee has not yet formally engaged Ernst & Young, LLP to audit the Company’s financial statements for the year ending December 31, 2013.

AUDIT AND RELATED FEES

Audit Fees.  The aggregate fees billed by the Company’s principal accountants for the audit of the Company’s annual financial statement review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $312,000 for the year ended December 31, 2012 and $227,000 for the year ended December 31, 2011.

Audit Related Fees.  The aggregate fees billed for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements not included under “Audit Fees” above were $85,500 and $4,972 for the years ended December 31, 2012 and 2011, respectively.  The fees billed for the year ended December 31, 2012 comprise certain one-time work related to the Company’s acquisition of Riviera Black Hawk, Inc.

Tax Fees.  The aggregate fees billed for professional services rendered by the Company’s principal accountant for the compilation, tax advice and tax planning were $70,000 for the year ended December 31, 2012 and $92,617 for the year ended December 31, 2011.  For 2012 and 2011, these services primarily consisted of preparation of the Company’s federal corporate tax return and advice related to a review by the Internal Revenue Service.

All Other Fees.  There were no other fees billed by the Company’s principal accountants for the years ended December 31, 2012 and 2011.

Audit Committee Pre-Approval Policies and Procedures

As required by the Audit Committee Charter, all services proposed to be provided by outside independent auditors must be approved in advance by the Audit Committee.

There were no non-audit services performed by the independent registered public accounting firm in 2012 and 2011.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors, and stockholders holding more than 10% of the class of stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, during 2012 a Form 4 was filed late for John Farahi on December 21, 2012. a Form 4 was filed late for John Farahi on November 13, 2012; a Form 4 was filed late for Bob Farahi on November 13, 2012; a Form 4 was filed late for Ronald Rowan on August 31, 2012; a Form 4 was filed late for Ronald Rowan on June 22, 2012; a Form 3 was filed late for David Farahi on May 9, 2012; a Form 4 was filed late for John Farahi on January 17, 2012; and a Form 4 was filed late for Bob Farahi on January 17, 2012.

CODE OF ETHICS

The Company adopted a Business Ethics Policy and Code of Conduct in 1999, a copy of which may be reviewed on the Company’s website, www.monarchcasino.com.

VOTING PROCEDURES

The Company will appoint three inspectors of election to determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; receive votes, ballots, or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the results; and do any other acts which may be proper to conduct the election or vote with fairness to all stockholders.

2014 ANNUAL MEETING OF STOCKHOLDERS

The next annual meeting of stockholders is expected to be held on or about May 9, 2014.  Stockholders desiring to present proper proposals at that meeting and to have their proposals included in the Company’s proxy statement and form of proxy for that meeting must meet the eligibility and other criteria under the Company’s Bylaws and Rule 14a-8 of the Securities Exchange Act of 1934 and must submit the proposal to the Company.  Such proposal must be received no later than November 30, 2013 Unless a stockholder proposal for the Company’s 2014 Annual Meeting of Stockholders is submitted to the Company prior to February 13, 2014 management may use its discretionary voting authority to vote management proxies on the stockholder proposal without any discussion of the matter in the proxy statement.

OTHER BUSINESS

The Board does not know of any other business which will be presented for action by the stockholders at this annual meeting.  However, if any business other than that set forth in the Notice of Annual Meeting of Stockholders should be presented at the annual meeting, the proxy committee named in the enclosed proxy intends to take such action as will be in harmony with the policies of the Board and will use their discretion and vote all proxies in accordance with their judgment.

The Company’s 2012 annual report on Form 10-K, including financial statements for the year ended December 31, 2012, along with these proxy materials, are being made available on the Internet, or, when requested, mailed on or about March 29, 2013 to all stockholders of record of the Company as of March 12, 2013.

By order of the Board of Directors,

JOHN FARAHI
Secretary

APPENDIX A.

Amended and Restated

MONARCH CASINO & RESORT, INC.

1993 EMPLOYEE STOCK OPTION PLAN

First amended by the Board of Directors May 14, 1997

1.             Purpose.

The 1993 Employee Stock Option Plan (the “Plan”) is intended to promote the interests of the Company by providing long-term incentives and rewards to its employees in order to:   improve individual employee performance; assist the Company in attracting, retaining and motivating employees with experience and ability; and associate the interests of the Company’s employees with those of its shareholders.

2.             Definitions.

For all purposes of this Plan, the following terms shall have the following meanings:

(a)    “Committee” means the Compensation Committee of the Board of Directors (“Board”) of the Company as appointed from time to time by the Board, consisting of not less than two members of the Board who are not eligible to participate in the Plan and who have not, within one year prior to their appointment to the Committee, participated in the Plan.

(b)    “Common Stock” means Monarch Casino & Resort, Inc.’s, $.01 par value, common stock.

(c)     “Company” means Monarch Casino & Resort, Inc. and its subsidiaries.

(d)    “Fair Market Value” means an amount equal to the last reported sale price of the Common Stock on the NASDAQ National Market System, or such other stock exchange on which the Common Stock may be listed from time to time, on that day (or, if no sale of Common Stock is recorded on such day, then on the next preceding day on which there was such a sale).

(e)     “Option” or “Non-qualified Stock Option” means a stock option not qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

(f)     “Option Exercise Price” means the price at which a share of Common Stock covered by an Option granted hereunder may be purchased.

(g)     “Optionee” or “Participant” means an eligible employee of the Company who has received an Option granted under the Plan.

3.             Administration.

The Plan shall be administered by the Committee, which shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary or advisable.  The Committee’s powers include, but are not limited to (subject to the specific limitations described herein), authority to determine the employees to be granted options under the Plan, to determine the size and applicable terms and conditions of grants to be made to such employees, and to authorize grants to eligible employees.

The Committee’s interpretations of the Plan, the actions taken by the Committee thereunder and determinations made by the Committee in connection with any matter arising under or with respect to the Plan or any Option granted hereunder, shall be final, binding and conclusive on all interested parties, including the Company, its shareholders and all former, present and future employees of the Company.  The Committee may as to all questions of accounting rely conclusively upon any determination made by the independent public accountants of the Company.

4.             Stock Subject to the Plan.

The stock which is subject to Options granted pursuant to the Plan shall be shares of Common Stock.  The aggregate number of shares of Common Stock available for grant under the Plan is 100,000, subject to adjustment pursuant to Section 12.  Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company.  If an Option expires, is surrendered or canceled, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an Option immediately prior to such expiration, surrender, cancellation or other termination shall continue to be available for grant under the Plan.

5.             Granting of Options.

The date of grant of Options to Participants under the Plan will be the date on which the Options are awarded by the Committee.  The grant of any Option to any Participant shall neither entitle nor disqualify such Participant from participating in any subsequent grant of Options.

6.             Terms and Conditions of Options.

Options shall be designated and constitute Non-qualified Stock Options and shall be evidenced by written instruments approved by the Committee.  Such instruments shall conform to the following terms and conditions:

6.1.         Option Price.

The Option price per share for each Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

6.2.         Exercise and Conditions of Options.

(a)           Exercisability.

Unless the Committee specifies otherwise, and except as otherwise provided in this Plan, each Option shall expire on the tenth anniversary of the date of its grant and shall be exercisable according to a vesting schedule to be determined by the Committee.  However, the Committee may include in any option instrument, initially or by amendment at any time, a provision making any installment or installments exercisable at such earlier date, if the Committee deems such provision to be in the interests of the Corporation or necessary to realize the reasonable expectation of the Optionee.  After becoming exercisable, each Option shall remain exercisable until it expires or terminates.

(b)           Method of Exercise.

Optionees may exercise Options by giving written notice to the secretary of the Company or his designee stating the number of shares of Common Stock with respect to which the Options are being exercised and tendering payment therefor.  At the time that an Option granted under the Plan, or any part thereof, is exercised, payment for the Common Stock issuable thereupon shall be made in full in cash, money order or certified check or, if the Committee in its discretion agrees to accept, in shares of Common Stock of the Company (the number of such shares paid for each share subject to the Option, or part thereof, being exercised shall be determined by dividing the Option price by the Fair Market Value per share of the Common Stock on the date of exercise). The Committee in its discretion may provide for exercise of Options pursuant to Federal Reserve Board Regulation T and permit the payment of any withholding taxes incurred by an Optionee pursuant to such exercise to be paid with shares purchased thereunder.  In addition, in order to enable the Company to meet any applicable foreign, federal (including FICA) state and local withholding tax requirements, an Optionee shall also be required to pay the amount of tax to be withheld at the time of exercise.  No share of Common Stock will be delivered to any Optionee until all such amounts have been paid. As soon as reasonably possible following such exercise, a certificate representing shares of Common Stock purchased, registered in the name of the Optionee, or that Optionees agent, shall be delivered to the Optionee or that Optionee’s agent.

(c)           Conditions.

Options shall be subject to such terms and conditions, shall be exercisable at such time or times, and shall be evidenced by such instrument between the Optionee and the Company, as the Committee shall determine.

6.3.         Termination of Options.

In the event the employment of an Optionee terminates, for whatever reason, prior to the date upon which Options become exercisable, then such Options shall terminate and lapse on the date upon which the employment of such Optionee terminates.

If the employment of an Optionee terminates for a reason other than for cause, or by reason of retirement (as defined and determined under any of the Company’s pension plans), disability (as defined and determined by the Committee) or death, then all Options granted to the Optionee and exercisable on the date of such termination shall expire on the earlier of the tenth anniversary of the date of grant or the first anniversary of the day of such Optionee’s termination of employment due to such reasons; provided, however, such Options, to the extent unexercised, expire on the date that such Optionee (i) uses for profit or discloses to unauthorized persons, confidential information or trade secrets of the Company, or (ii) breaches any contract with or violates any fiduciary obligation to the Company, or (iii) engages in unlawful trading in the Company’s securities or the securities of another Company based on information gained as a result of that Optionee’s employment with the Company, or (iv) violates (as determined by the Committee) any covenant not to compete in effect between the Company and the Optionee.

In the event that an Optionee is or has been terminated for cause, such cause including, but not limited to, (i) use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, or (ii) breach of any contract with or violation of any fiduciary obligation to the Company, or (iii) unlawful trading in the Company’s securities or the securities of another Company based on information gained as a result of that Optionee’s employment with the Company, or (iv) violation (as determined by the Committee) of any covenant not to compete in effect between the Company and the Optionee, then that Optionee shall forfeit all rights to any unexercised Options granted under the Plan and all of that Optionee’s outstanding Options shall automatically terminate and lapse, unless the Committee shall determine otherwise.

6.4.         Assignability.

No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution and during the lifetime of the Optionee the Option shall be exercisable only by such Optionee.  No Option shall be otherwise transferred, assigned, pledged or hypothecated for any purpose whatsoever, nor shall any Option be subject in whole or in part, to execution, attachment or similar process.  Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option, other than in accordance with terms set forth herein, shall be null and void, and of no effect.

7.             Eligibility.

Only the following employees shall be eligible to participate in the Plan:  (a) Full-time, salaried or hourly, union-represented or unrepresented employees regularly scheduled for and working at least thirty (30) hours per week; (b) part-time, salaried or hourly, union-represented or unrepresented employees regularly scheduled for and working less than thirty (30) hours per week and at least two (2) weeks per month; and (c) all those employees of the Company as shall be determined from time to time by the Committee; provided, however, that no person then eligible to be granted an option under the Company’s 1993 Executive Long Term Incentive Plan, 1993 Directors’ Stock Option Plan or any other Company sponsored stock option plan may be granted an Option hereunder.

Inclusion of union-represented employees in this Plan is subject to discussions with their respective collective bargaining representatives.

8.             Term/Amendment.

This Plan shall expire on June 13, 2003 (except as to Options outstanding on that date).  The Committee may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan, except that the provisions of Section 7 may not be modified to increase eligibility to include directors and/or executive officers, who are otherwise eligible to participate in the Company’s 1993 Executive Long-Term Incentive Plan and 1993 Directors’ Stock Option Plan without the approval of the holders of a majority of the outstanding Common Stock.  No action taken by the Committee under this Section, either with or without the approval of the stockholders of the Company, may materially and adversely affect any outstanding Option without the consent of the holder thereof.

9.             Registration, Listing and Qualification of Shares.

Each Option shall be subject to the requirement that if at any time the Committee shall determine that the registration, listing or qualification of the shares covered thereby upon any securities exchange or under any foreign, federal, state or local law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the granting of such Option or the purchase of shares thereunder, no such Option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee.  Any person exercising an Option shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.

10.          Dissolution, Merger and Consolidation.

Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Committee shall give at least 30 days’ prior written notice to all Optionees of such event during which time such Optionees shall have a right to exercise wholly or partially unexercised Options (without regard to installment exercise limitations, if any) and, subject to prior expiration pursuant to Section 6.3, each Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction.

11.          Effective Date and Conditions Subsequent to Effective Date.

The Plan shall become effective on the date of adoption of the Plan by the Company’s Board of Directors.  The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled, and in such event, each Option granted hereunder shall, notwithstanding any of the provisions of the Plan, be null and void and of no effect.

No grant or award shall be made under the Plan after June 13, 2003; provided, however, that the Plan and all Options granted under the Plan prior to such date shall remain in effect, and subject to adjustment and amendment as herein provided, until they have been exercised or terminated in accordance with the terms of the respective grants or awards and the related instruments.

12.          Capital Adjustments.

In the event of any change in the outstanding shares of Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, such equitable adjustments may be made in the Plan and the Options granted hereunder as the Committee determines are necessary or appropriate, including, if necessary, an adjustment in the number of shares and Option Exercise Prices per share applicable to Options then outstanding and in the number of shares which are reserved for issuance under the Plan.  Any such adjustment shall be conclusive and binding for all purposes of the Plan.

13.          Approvals.

The issuance of shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from the Nevada Gaming Commission.

14.          No Right to Options or Employment.

No employee or other person shall have any claim or right to be granted an Option under the Plan.  Having received an Option under the Plan shall not give an employee any right to receive any other grant under the Plan.  An Optionee shall have no rights to or interest in any Option except as set forth herein.  Neither the action of the Company in establishing the Plan nor any action taken hereunder, nor any provision of the Plan itself shall be construed to limit in any way the right of the Company to terminate an Optionee’s employment at any time; nor shall it be evidence of any agreement or understanding, expressed or implied, that the Company will employ an employee in any particular position nor ensure participation in any future compensation or stock program.

15.                               Rights as Shareholder.

An Optionee under the Plan shall have no rights as a holder of Common Stock with respect to Options granted hereunder, unless and until certificates for shares of Common Stock are issued to such Optionee.

16.          Other Actions.

This Plan shall not restrict the authority of the Committee or the Company for proper corporate purposes, to grant or assume stock options, other than under the Plan, to or with respect to any employee or other person.

17.          Costs and Expenses.

Except with respect to withholding taxes and expenses of brokerage fees, commissions and expenses incurred by an Optionee pursuant to exercise of an Option, the costs and expenses of administering the Plan shall be borne by the Company and shall not be charged to any Option nor to any Optionee.

18.          Plan Not a Trust.

Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant, the executor, administrator or other personal representative, or designated beneficiary of such Participant, or any other persons.  Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant.  If and to the extent that any Participant or such Participant’s executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

19.          Leaves of Absence and Disability.

The Committee shall have full power and authority to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Optionee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any Optionee who takes such leave of absence.

20.          Notices.

Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (1) on the date it is personally delivered to the Secretary of the Company at its principal executive offices or (2) five business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices, and shall be deemed delivered to an Optionee (1) on the date it is personally delivered to him or her or (2) five business days after it is sent by registered or certified mall, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices, delivery of instruments and Common Stock pursuant to the Plan.  If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.  This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

21.          Separability of Provisions.

If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

22.          Payments to Minors, Etc.

Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and other parties with respect thereto.

23.          Headings and Captions.

The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

24.          Governing Law.

This Plan shall be construed and enforced according to the laws of the State of Nevada to the extent not preempted by federal law, which shall otherwise control.

SECOND AMENDMENT TO

MONARCH CASINO & RESORT, INC.

1993 EMPLOYEE STOCK OPTION PLAN

The 1993 Employee Stock Option Plan (as first amended May 14, 1997) shall be amended as follows:

1.  The second sentence of Paragraph 4, Stock Subject to the Plan, is amended to reflect that “the aggregate number of shares of Common Stock available for grant under the Plan is 300,000, subject to adjustment pursuant to Section 12.”

2.  The first sentence of Paragraph 8, Term/Amendment, is amended to reflect that “this Plan shall expire on June 13, 2013 (except as to Options outstanding on that date).”

3.  The first sentence of the second paragraph of Paragraph 11, Effective Date and Conditions Subsequent to Effective Date, is amended to reflect that “no grant or award shall be made under the Plan after June 13, 2013; provided, however, that the Plan, and all Options granted under the Plan prior to such date shall remain in effect, and subject to adjustment and amendment as herein provided, until they have been exercised or terminated in accordance with the terms of the respective grants or awards and the related instruments.”

Unless specifically addressed above, the Plan shall otherwise remain unchanged.  This Second Amendment shall be effective as of the date that it is approved and ratified by the Company’s stockholders.

THIRD AMENDMENT TO

MONARCH CASINO & RESORT, INC.

1993 EMPLOYEE STOCK OPTION PLAN

This third amendment (“Third Amendment”) to the 1993 Employee Stock Option Plan (the “Plan”) of Monarch Casino & Resort Inc., a Nevada corporation (the “Company”), was adopted by the Board of Directors of the Company on March 31, 2005, and was approved by the Company’s stockholders at the Company’s annual meeting on May 26, 2005.

AMENDMENTS

Authorized Shares.  The total number of shares of the Company’s common stock that may be granted as stock options pursuant to the Plan shall be increased from 300,000 shares to 1,000,000 shares through a restatement of Paragraph 4 of the Plan to reflect the following:

4.     Stock Subject to the Plan.

The stock which is subject to Options granted pursuant to the Plan shall be shares of Common Stock.  The aggregate number of shares of Common Stock available for grant under the Plan is 1,000,000, subject to adjustment pursuant to Section 12.  Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company.  If an Option expires, is surrendered or canceled, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an Option immediately prior to such expiration, surrender, cancellation or other termination shall continue to be available for grant under the Plan.

CONFLICT BETWEEN THE THIRD AMENDMENT AND THE PLAN

If there is a conflict between any of the provisions of this Third Amendment and any of the provisions of the Plan, the provisions of this Third Amendment shall control.

NO OTHER AMENDMENTS OR CHANGES

Except as expressly amended or modified by this Third Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

GOVERNING LAW

This Third Amendment shall be governed by and construed in accordance with Nevada law.

FOURTH AMENDMENT TO

MONARCH CASINO & RESORT, INC.

1993 EMPLOYEE STOCK OPTION PLAN

This fourth amendment (“Fourth Amendment”) to the 1993 Employee Stock Option Plan (the “Plan”) of Monarch Casino & Resort Inc., a Nevada corporation (the “Company”), was adopted by the Board of Directors of the Company on March 20, 2007.

AMENDMENTS

The following paragraph 7 shall be added to the Plan:

7.     Change of Control

Notwithstanding the provisions of Section 6, in the event of a change of control, all vesting on all unexercised stock options will accelerate to the change of control date.  For purposes of this Plan, a “Change of Control” of the

Corporation shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Section 13 (d) and 14 (d) of the Securities Exchange Act of 1934 (“Exchange Act”)) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25 0% or more of the combined voting power of the Corporation’s outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constitute the Board of Directors on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination for election was approved by a majority of the Board of Directors of the Corporation serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as he or she were a member of the Incumbent Board; or (c) merger, consolidation or sale of all or substantially all the assets of the Corporation occurs, unless such merger or consolidation shall have been affirmatively recommended to the Corporation’s stockholders by a majority of the Incumbent Board; or (d) a proxy statement soliciting proxies from stockholders of the Corporation by someone other than the current management of the Corporation seeking stockholder approval of a plan or reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the outstanding shares of the Corporation’s securities are actually exchanged for or converted into cash or property or securities not issued by the Corporation unless the reorganization, merger or consolidation shall have been affirmatively recommended to the Corporation’s stockholders by a majority of the Incumbent Board.

The existing paragraphs 7 through 24 of the Plan shall be renumbered and identified as paragraphs 8 through 25, respectively.

CONFLICT BETWEEN THE FOURTH AMENDMENT AND THE PLAN

If there is a conflict between any of the provisions of this Fourth Amendment and any of the provisions of the Plan, the provisions of this Fourth Amendment shall control.

NO OTHER AMENDMENTS OR CHANGES

Except as expressly amended or modified by this Fourth Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

GOVERNING LAW

This Fourth Amendment shall be governed by and construed in accordance with Nevada law.

FIFTH AMENDMENT TO

MONARCH CASINO & RESORT, INC.

1993 EMPLOYEE STOCK OPTION PLAN

This fifth amendment (“Fifth Amendment”) to the 1993 Employee Stock Option Plan (the “Plan”) of Monarch Casino & Resort Inc., a Nevada corporation (the “Company”), was adopted by the Board of Directors of the Company on March 20, 2007, and was approved by the Company’s stockholders at the Company’s annual meeting on May 22, 2007.

AMENDMENTS

Authorized Shares. The total number of shares of the Company’s common stock that may be granted as stock options pursuant to the Plan shall be increased from 1,000,000 shares to 1,500,000 shares through a restatement of Paragraph 4 of the Plan to reflect the following:

4.     Stock Subject to the Plan.

The stock which is subject to Options granted pursuant to the Plan shall be shares of Common Stock. The aggregate number of shares of Common Stock available for grant under the Plan is 1,500,000, subject to adjustment pursuant to Section 13. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. If an Option expires, is surrendered or canceled, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an Option immediately prior to such expiration, surrender, cancellation or other termination shall continue to be available for grant under the Plan.

CONFLICT BETWEEN THE FIFTH AMENDMENT AND THE PLAN

If there is a conflict between any of the provisions of this Fifth Amendment and any of the provisions of the Plan, the provisions of this Fifth Amendment shall control.

NO OTHER AMENDMENTS OR CHANGES

Except as expressly amended or modified by this Fifth Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

GOVERNING LAW

This Fifth Amendment shall be governed by and construed in accordance with Nevada law.

SIXTH AMENDMENT TO

MONARCH CASINO & RESORT, INC.

1993 EMPLOYEE STOCK OPTION PLAN

This sixth amendment (“Sixth Amendment”) to the 1993 Employee Stock Option Plan (the “Plan”) of Monarch Casino & Resort Inc., a Nevada corporation (the “Company”), was adopted by the board of directors of the Company on March 16, 2011, and was approved by the Company’s stockholders at the Company’s annual meeting on May 6, 2011.

AMENDMENTS

Authorized Shares. The total number of shares of the Company’s common stock that may be granted as stock options pursuant to the Plan shall be increased from 1,500,000 shares to 1,900,000 shares through a restatement of Paragraph 4 of the Plan to reflect the following:

4.     Stock Subject to the Plan.

The stock which is subject to Options granted pursuant to the Plan shall be shares of Common Stock. The aggregate number of shares of Common Stock available for grant under the Plan is 1,900,000, subject to adjustment pursuant to Section 13. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. If an Option expires, is surrendered or canceled, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an Option immediately prior to such expiration, surrender, cancellation or other termination shall continue to be available for grant under the Plan.

CONFLICT BETWEEN THE SIXTH AMENDMENT AND THE PLAN

If there is a conflict between any of the provisions of this Sixth Amendment and any of the provisions of the Plan, the provisions of this Sixth Amendment shall control.

NO OTHER AMENDMENTS OR CHANGES

Except as expressly amended or modified by this Sixth Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

GOVERNING LAW

This Sixth Amendment shall be governed by and construed in accordance with Nevada law.

SEVENTH AMENDMENT TO

MONARCH CASINO & RESORT, INC.

1993 EMPLOYEE STOCK OPTION PLAN

This Seventh amendment (“Seventh Amendment”) to the 1993 Employee Stock Option Plan, as amended (the “Plan”) of Monarch Casino & Resort Inc., a Nevada corporation (the “Company”), was adopted by the board of directors of the Company on March 22, 2013, [and was approved by the Company’s stockholders at the Company’s annual meeting on May     , 2013.]

AMENDMENTS

The first sentence of Paragraph 8, Term/Amendment, is amended to reflect that “[t]his Plan shall expire on the earlier to occur of June 13, 2014 or the date of the Annual Meeting of Stockholders in 2014 (except as to Options outstanding on that date).”

CONFLICT BETWEEN THE SEVENTH AMENDMENT AND THE PLAN

If there is a conflict between any of the provisions of this Seventh Amendment and any of the provisions of the Plan, the provisions of this Seventh Amendment shall control.

NO OTHER AMENDMENTS OR CHANGES

Except as expressly amended or modified by this Seventh Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

GOVERNING LAW

This Seventh Amendment shall be governed by and construed in accordance with Nevada law.

APPENDIX B.

Amended and Restated

MONARCH CASINO & RESORT, INC.

1993 EXECUTIVE LONG TERM INCENTIVE PLAN

First Amended by the Board of Directors May 14, 1997

1.              Purpose

The 1993 Executive Long Term Incentive Plan (the “Plan”) is intended to promote the interest of Monarch Casino & Resort, Inc. and its subsidiaries (collectively the “Corporation”) by offering those executive officers and key employees of the Corporation who are primarily responsible for the management, growth and success of the business of the Corporation the opportunity to participate in a long-term incentive plan designed to reward them for their services and to encourage them to continue in the employ of the Corporation.

2.              Definitions

For all purposes of this Plan, the following terms shall have the following meanings:

“Common Stock” means Monarch Casino & Resort common stock, $.01 par value.

“ISO” means incentive stock options qualified under Section 422A of the Internal Revenue Code of 1954, as amended.

“Monarch” means Monarch Casino & Resort, Inc.

“Non-qualified Options” means stock options not qualified under Section 422A of the Internal Revenue Code of 1986, as amended.

“Restricted Shares” means shares of Common Stock which have not been registered under federal securities law.

“Subsidiary” means any company of which Monarch Casino & Resort, Inc. owns, directly or indirectly, the majority of the combined voting power of all classes of stock.

3.              Administration

The Plan shall be administered by a Committee (the “Committee”) of not less than two directors of Monarch selected by, and serving at the pleasure of, Monarch’s Board of Directors (“Monarch Board”).  Except for Directors who are ineligible to participate under this Plan, directors who are also employees of Monarch or any Subsidiary, or who have been such employees within one year, may not serve on the Committee.

Initially, the Subsidiary will recommend to the Committee persons to whom awards may be granted.  The Committee then shall have the authority, subject to the terms of the Plan, to determine, based upon recommendations from the Subsidiaries, the persons to whom awards shall be granted (“Participants”), the number of shares covered by each award, the time or times at which awards shall be granted, the timing of when awards shall vest, and the terms and provisions of the instruments by which awards shall be evidenced; and to interpret the Plan and make all determinations necessary or advisable for its administration.  The Committee shall notify the Monarch Board of all decisions concerning awards granted to Participants under the Plan, the interpretation thereof, and determinations concerning its administration.

4.              Eligibility

Awards shall be granted only to employees who (a) serve as executives or other key employees of the Corporation and (b) do not, at the time of grant, own (within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of Monarch or of any Subsidiary.

5.              Stock Subject to the Plan

The stock from which awards may be granted shall be shares of Common Stock.  When Restricted Shares are vested or when options are exercised, Monarch may either issue authorized but unissued Common Stock or Monarch, or the Subsidiary which employs the Participant, may transfer issued Common Stock held in its treasury.  Each of the respective Boards of the Corporation will fund the Plan to the extent so required to provide Common Stock for the benefit of Participants employed by Monarch or the Subsidiary, respectively.  The total number of shares of Common Stock which may be granted as Restricted Shares or stock options shall not exceed, in the aggregate, 250,000 shares in total.  Any Restricted Shares awarded and later forfeited are again subject to award under the Plan.  If an option expires, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

6.              Granting of Options

The date of grant of options to Participants under the Plan will be the date on which the options are awarded by the Committee.  The grant of any option to any Participant shall neither entitle nor disqualify such Participant from participating in any subsequent grant of options.

7.              Terms and Conditions of Options

Options shall be designated Non-qualified Options or Incentive Stock Options qualified under Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be evidenced by written instruments approved by the Committee.  Such instruments shall conform to the following terms and conditions:

7.1        Option Price

The option price per share for Incentive Stock Options shall be the fair market value of the Common Stock under option on the day the option is granted, which shall be an amount equal to the last reported sale price of the Common Stock on such date on the NASDAQ National Market System, or such other stock exchange on which the Common Stock may be listed from time to time.  The price for Non-qualified Options shall be an amount equal to the price of the Common Stock under option as determined above.  The option price shall be paid (i) in cash or (ii) in Common Stock having a fair market value equal to such option price or (iii) in a combination of cash and Common Stock.  The fair market value of Common Stock delivered to the Corporation pursuant to the immediately preceding sentence shall be determined on the basis of the last reported sale price of the Common Stock on the NASDAQ National Market System on the day of exercise or, if there was no such sale price on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.

7.2        Term and Exercise of Options

Unless the Committee specifies otherwise, and except as otherwise provided in this Plan, each option shall expire on the tenth anniversary of the date of its grant and shall be exercisable according to a vesting schedule to be determined by the Committee.  However the Committee may include in any option instrument, initially or by amendment at any time, a provision making any installment or installments exercisable at such earlier date, if the Committee deems such provision to be in the interests of the Corporation or necessary to realize the reasonable expectation of the optionee.

After becoming exercisable, each installment shall remain exercisable until expiration or termination of the option.  After becoming exercisable an option may be exercised by the optionee from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable.  The Committee may provide that payment of the option exercise price may be made following delivery of the certificate for the exercised shares.

Upon the exercise of a stock option, the purchase price will be payable in full in cash or its equivalent in property acceptable to Monarch or the Subsidiary which employs the Participant.  In the discretion of the Subsidiary which employs the Participant grantee, the purchase price may be paid by the assignment and delivery to Monarch or Subsidiary who employs the Participant of shares of Common Stock or a combination of cash and such shares equal in value to the purchase price.  Any shares of Common Stock so assigned and delivered to Monarch or the Subsidiary, as applicable, in payment or partial payment of the purchase price will be valued at Fair Market Value on the exercise date.  Upon the exercise of a Non-qualified Option, Monarch or the employing Subsidiary shall withhold from the shares of Common Stock to be issued to the Participant the number of shares necessary to satisfy Monarch’s or the Subsidiary’s, as applicable, obligation to withhold Federal taxes, such determination to be based on the shares Fair Market Value on the date of exercise.

7.3        Termination of Employment

In the event the employment of an optionee terminates, for whatever reason, prior to the date upon which options become exercisable, then such options shall terminate and lapse on the date upon which the employment of such optionee terminates.

If the employment of an optionee terminates for a reason other than for cause, retirement (as defined and determined under any of the Company’s pension plans), disability (as defined and determined by the Committee) or death, then all options granted to the optionee and exercisable on the date of such termination shall expire on the earlier of the tenth anniversary of the date of grant or the first anniversary of the day of such optionee’s termination of employment due to such reasons; provided, however, such options, to the extent unexercised, expire on the date that such optionee (i) uses for profit or discloses to unauthorized persons, confidential information or trade secrets of the Company, or (ii) breaches any contract with or violates any fiduciary obligation to the Company, or (iii) engages in unlawful trading in the Company’s securities or the securities of another Company based on information gained as a result of that optionee’s employment with the Company, or (iv) violates (as determined by the Committee) any covenant not to compete in effect between the Company and the optionee.

In the event that an optionee is or has been terminated for cause, such cause including, but not limited to, (i) use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, or (ii) breach of any contract with or violation of any fiduciary obligation to the Company, or (iii) unlawful trading in the Company’s securities or the securities of another Company based on information gained as a result of that optionee’s employment with the Company, or (iv) violation (as determined by the Committee) of any covenant not to compete in effect between the Company and the optionee, then that optionee shall forfeit all rights to any unexercised options granted under the Plan and all of that optionee’s outstanding options shall automatically terminate and lapse, unless the Committee shall determine otherwise.

If an optionee retires, all options granted to such optionee, and exercisable on the date of such optionee’s retirement shall expire on the earlier of (i) the tenth anniversary after the date of grant or (ii) the second anniversary of the day of such optionee’s retirement.  Any installment not exercisable on the date of such termination or retirement shall expire and be thenceforth unexercisable.  Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee.  The Committee can increase or reduce the amount of options that are exercisable up to but not exceeding the tenth anniversary of the date of grant, in the event of optionee termination for other than death or retirement.

7.4        Exercise upon Death of Optionee

If an optionee dies, the option may be exercised, to the extent of the number of shares that the optionee could have exercised on the date of such death, by the optionee’s estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution. Such exercise may be made at any time prior to the earlier of (i) the tenth anniversary after the date of grant or (ii) the second anniversary of such optionee’s death.  On the earlier of such dates, the option shall terminate.  The Committee may approve all cash payments to the estate of an optionee if circumstances warrant such a decision.

7.5        Assignability

No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution and during the lifetime of the optionee the option shall be exercisable only by such optionee.

7.6        Limitation on Incentive Stock Options

During a calendar year, the aggregate fair market value of the option stock (determined at the time of the ISO grant) for which ISOs are exercisable for the first time under the Plan, cannot exceed $100,000.

8.              Restricted Share Awards

8.1        Grant of Restricted Share Awards

The Committee will determine for each Participant the time or times when Restricted Shares shall be awarded and the number of shares of Common Stock to be covered by each Restricted Share Award.

8.2        Restrictions

Shares of Common Stock issued to a Participant as a Restricted Share Award will be subject to the following restrictions (“Share Restrictions”):

(a) Except as set forth in Sections 8.4 and 8.5, all of the Restricted Shares subject to a Restricted Award will be forfeited and returned to Monarch or, in the event such Restricted Shares were provided to the Participant from shares of Common Stock purchased by the Subsidiary, then the Restricted Shares will be returned to the Subsidiary.  In either case, all rights of the Participant to such Restricted Shares will terminate without any payment of consideration by Monarch or the employing Subsidiary unless the Participant remains in the continuous employment (employment may include consulting agreements) of Monarch or a Subsidiary for a period of time determined by the Committee.

(b) During the Restriction Period relating to a Restricted Share Award, none of the Restricted Shares subject to such award may be sold, assigned, bequeathed, transferred, pledged, hypothecated or otherwise disposed of in any way by the Participant.

(c) The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing Restricted Shares sold or granted pursuant to the Plan will remain in the physical custody of Monarch or the employing Subsidiary or an escrow holder during the Restriction Period.

(d) Each certificate representing a Restricted Share sold or granted pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed on the Restricted Share.

(e) The Committee may impose other restrictions on any Restricted Shares sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such share or shares of the same class are then listed and under any state securities laws or other securities laws applicable to such shares.

8.3        Rights as a Stockholder

Except as set forth in Section 8.2(b), the recipient of a Restricted Share Award will have all of the rights of a stockholder of Monarch with respect to the Restricted Shares, including the right to vote the Restricted Shares and to receive all dividends or other distributions made with respect to the Restricted Shares.

8.4        Lapse of Restrictions at Termination of Employment

In the event of the termination of employment of a Participant during the Restriction Period by reason of death, total and permanent disability, retirement as determined under any of the Corporation’s pension plans, or discharge from employment other than a discharge for cause, the Committee may, at its discretion, remove Share Restrictions on Restricted Shares subject to a Restricted Share Award.

Restricted Shares to which the Share Restrictions have not so lapsed will be forfeited and returned to the Corporation as provided in Section 8.2(a).

8.5        Lapse of Restrictions at Discretion of the Committee

The Committee may shorten the Restriction Period or remove any or all Share Restrictions if, in the exercise of its absolute discretion, it determines that such action is in the best interests of the Corporation and equitable to the Participant.

8.6        Listing and Registration of Shares

Monarch may, in its discretion, postpone the issuance and/or delivery of Restricted Shares until completion of stock exchange listing, or registration, or other qualification of such Restricted Shares under any law, rule or regulation.

8.7        Designation of Beneficiary

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Restricted Shares to which such Participant would then be entitled.  Such designation will be made upon forms supplied by and delivered to the Committee and may be revoked in writing by the Participant.  If a Participant fails effectively to designate a beneficiary, then such Participant’s estate will deemed to be the beneficiary.

8.8        Withholding of Taxes for Restricted Shares

When the Participant, as holder of the Restricted Shares, recognizes income, either on the Date of Grant or the date the restrictions lapse, Monarch or the Subsidiary, as applicable, shall withhold from the shares of Common Stock, the number of shares necessary to satisfy Monarch’s or the Subsidiary’s, as applicable, obligation to withhold Federal taxes, such determination to be based on the shares’ Fair Market Value as of the date income is recognized.

9.              Capital Adjustments

The number and price of Common Stock covered by each award of options and/or Restricted Shares and the total number of shares that may be granted or sold under the Plan shall be proportionally adjusted to reflect, as deemed equitable and appropriate by the Committee and subject to any required action by stockholders, any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change.

10.       Change of Control

Notwithstanding the provisions of Section 9, in the event of a change of control, all share restrictions on all Restricted Shares will lapse and vesting on all unexercised stock options will accelerate to the change of control date.  For purposes of this plan, a “Change of Control” of Monarch shall be deemed to have occurred at such time as (a) any “person” (as that term is used in Section 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Monarch representing 25.0% or more of the combined voting power of Monarch’s outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constitute the Board of Directors of Monarch on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the

Board of Directors of Monarch serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as if he or she were a member of the Incumbent Board; or (c) merger, consolidation or sale of all or substantially all the assets of Monarch occurs, unless such merger or consolidation shall have been affirmatively recommended to Monarch’s stockholders by a majority of the Incumbent Board; or (d) a proxy statement soliciting proxies from stockholders of Monarch, by someone other than the current management of Monarch seeking stockholder approval of a plan or reorganization, merger or consolidation of Monarch with one or more corporations as a result of which the outstanding shares of Monarch’s securities are actually exchanged for or converted into cash or property or securities not issued by Monarch unless the reorganization, merger or consolidation shall have been affirmatively recommended to Monarch’s stockholders by a majority of the Incumbent Board.

11.       Approvals

The issuance of shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from the Nevada Gaming Commission and upon obtaining stockholder approval of the Plan.

12.       Effective Date of Plan

The effective date of the Plan is June 14, 1993.

13.       Term:  Amendment of Plan

This Plan shall expire on June 13, 2003 (except to options outstanding on that date).  Monarch’s Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the holders of a majority of the outstanding Common Stock: the total number of shares that may be sold, issued or transferred under the Plan may not be increased (except by adjustment pursuant to Section 9); the provisions of Section 4 regarding eligibility may not be modified; the purchase price at which shares may be offered pursuant to options may not be reduced (except by adjustment pursuant to Section 9); and the expiration date of the Plan may not be extended and no change may be made which would cause the Plan not to comply with Rule 16(b)3 of the Securities Exchange Act of 1934, as amended from time to time.  No action of the Monarch Board or Monarch’s stockholders, however, may, without the consent of an optionee, alter or impair such optionee’s rights under any option previously granted.

14.       No Right of Employment

Neither the action of the Corporation in establishing this Plan, nor any action taken by any Board of Monarch or any Subsidiary or the Committee under the Plan, nor any provision of the Plan itself, shall be construed to limit in any way the right of the Corporation to terminate a Participant’s employment at any time; nor shall it be evidence of any agreement or understanding, expressed or implied, that the Corporation will employ an employee in any particular position nor ensure participation in any future compensation or stock purchase program.

15.       Withholding Taxes

Monarch or the Subsidiary, as applicable, shall have the right to deduct withholding taxes from any payments made pursuant to the Plan or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold Federal, state or local income or other taxes incurred by reason of payments or the issuance of Common Stock under the Plan.  Whenever under the Plan, Common Stock is to be delivered upon vesting of Restricted Shares or exercise of an option, the Committee shall be entitled to require as a condition of delivery that the Participant remit an amount sufficient to satisfy all Federal, state and other government withholding tax requirements related thereto.

16.       Plan Not a Trust

Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Corporation and any Participant, the executor, administrator or other personal representative, or designated beneficiary of such Participant, or any other persons.  Any reserves that may be established by the Corporation in connection with the Plan shall continue to be part of the general funds of the Corporation and no individual or entity other than the Corporation shall have any interest in such funds until paid to a Participant.  If and to the extent that any Participant of such Participant’s executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Corporation pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation.

17.       Notices

Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, Common Stock and cash pursuant to the Plan.  Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid.  If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.  This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

18.       Separability of Provisions

If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

19.       Payment to Minors, etc.

Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Corporation and other parties with respect thereto.

20.       Headings and Captions

The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

21.       Controlling Law

This Plan shall be construed and enforced according to the laws of the State of Nevada to the extent not preempted by Federal law, which shall otherwise control.

SECOND AMENDMENT TO

MONARCH CASINO & RESORT, INC.

1993 EXECUTIVE LONG TERM INCENTIVE PLAN

The 1993 Executive Long Term Incentive Plan (as first amended May 14, 1997) shall be amended as follows:

1.  The language set forth under the Paragraph 1 heading, Purpose, is omitted and replaced with the following language: “The 1993 Executive Long Term Incentive Plan (the “Plan”) is intended to promote the interests of Monarch Casino & Resort, Inc. and its subsidiaries (collectively the “Corporation”) by offering the executive officers identified in Paragraph 4, below, the opportunity to participate in a long-term incentive plan designed to reward them for their services and to encourage them to continue in the employ of the Corporation.”

2.  The language set forth under the Paragraph 4 heading, Eligibility, is omitted and replaced with the following language: “Awards shall be granted only to employees who serve in the positions of Chief Executive Officer, Chief Financial Officer, Corporate President, Corporate Secretary and Corporate Treasurer.”

3.  The fourth sentence of Paragraph 5, Stock Subject to the Plan, is amended to reflect that “[t]he total number of shares of Common Stock which may be granted as Restricted Shares or stock options may not exceed, in the aggregate, 350,000 shares in total.”

4.  The language set forth under the Paragraph 7.1 heading, Option Price, is omitted and replaced with the following language: “The price for Non-qualified Options shall be the fair market value of the Common Stock under option on the day the option is granted, which shall be an amount equal to the last reported sale price of the Common Stock on such date on the NASDAQ National Market System, or such other stock exchange on which the price of the Common Stock may be listed from time to time.  The option price per share for ISOs shall be an amount equal to the price of the Common Stock under option, as determined above, unless the proposed option recipient, at the time of grant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of Monarch or any subsidiary of Monarch.  In such case, the purchase price of the shares covered by such ISO shall not be less than 110% of the fair market value per share of the Common Stock on the ISO is granted.  The price shall be paid (i) in cash or (ii) in Common Stock having a fair market value equal to such option price or (iii) in a combination of cash and Common Stock.  The fair market value of Common Stock delivered to the Corporation pursuant to the immediately preceding sentence shall be determined on the basis of the last reported sale price of the Common Stock on the NASDAQ National Market System on the day of exercise or, if there was no such sale price on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.”

5.  The first sentence of Paragraph 13, Term: Amendment of Plan, is amended to reflect that “[t]his Plan shall expire on June 13, 2013 (except as to options outstanding on that date).”

THIRD AMENDMENT TO

MONARCH CASINO & RESORT, INC.

1993 EXECUTIVE LONG TERM INCENTIVE PLAN

This Third Amendment (this “Third Amendment”) to the 1993 Executive Long Term Incentive Plan (the “Plan”) of Monarch Casino & Resort Inc., a Nevada corporation (the “Company”), was adopted by the Board of Directors of the Company and was approved by the Company’s stockholders at the Company’s annual meeting of stockholders on May 26, 2005.

AMENDMENTS

Authorized Shares.  The total number of shares of the Company’s common stock that may be granted as stock options pursuant to the Plan shall be increased from 350,000 shares to 1,000,000 shares through a restatement of Paragraph 5 of the Plan to reflect the following:

5.     Stock Subject to the Plan

The stock from which awards may be granted shall be shares of Common Stock.  When Restricted Shares are vested or when options are exercised, Monarch may either issue authorized but unissued Common Stock or Monarch, or the Subsidiary which employs the Participant, may transfer issued Common Stock held in its treasury.  Each of the respective Boards of the Corporation will fund the Plan to the extent so required to provide Common Stock for the benefit of Participants employed by Monarch or the Subsidiary, respectively.  The total number of shares of Common Stock which may be granted as Restricted Shares or stock options shall not exceed, in the aggregate, 1,000,000 shares in total.  Any Restricted Shares awarded and later forfeited are again subject to award under the Plan.  If an option expires, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

CONFLICT BETWEEN THE THIRD AMENDMENT AND THE PLAN

If there is a conflict between any of the provisions of this Third Amendment and any of the provisions of the Plan, the provisions of this Third Amendment shall control.

NO OTHER AMENDMENTS OR CHANGES

Except as expressly amended or modified by this Third Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

GOVERNING LAW

This Third Amendment shall be governed by and construed in accordance with Nevada law.

FOURTH AMENDMENT TO

MONARCH CASINO & RESORT, INC.

1993 EXECUTIVE LONG TERM INCENTIVE PLAN

This Fourth Amendment (this “Fourth Amendment”) to the 1993 Executive Long Term Incentive Plan (the “Plan”) of Monarch Casino & Resort Inc., a Nevada corporation (the “Company”), was adopted by the Board of Directors of the Company on March 20, 2007 and was approved by the Company’s stockholders at the Company’s annual meeting of stockholders on May 22, 2007.

AMENDMENTS

Authorized Shares. The total number of shares of the Company’s common stock that may be granted as stock options pursuant to the Plan shall be increased from 1,000,000 shares to 1,500,000 shares through a restatement of Paragraph 5 of the Plan to reflect the following:

5.     Stock Subject to the Plan

The stock from which awards may be granted shall be shares of Common Stock. When Restricted Shares are vested or when options are exercised, Monarch may either issue authorized but unissued Common Stock or Monarch, or the Subsidiary which employs the Participant, may transfer issued Common Stock held in its treasury. Each of the respective Boards of the Corporation will fund the Plan to the extent so required to provide Common Stock for the benefit of Participants employed by Monarch or the Subsidiary, respectively. The total number of shares of Common Stock which may be granted as Restricted Shares or stock options shall not exceed, in the aggregate, 1,500,000 shares in total. Any Restricted Shares awarded and later forfeited are again subject to award under the Plan. If an option expires, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

CONFLICT BETWEEN THE FOURTH AMENDMENT AND THE PLAN

If there is a conflict between any of the provisions of this Fourth Amendment and any of the provisions of the Plan, the provisions of this Fourth Amendment shall control.

NO OTHER AMENDMENTS OR CHANGES

Except as expressly amended or modified by this Fourth Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

GOVERNING LAW

This Fourth Amendment shall be governed by and construed in accordance with Nevada law.

FIFTH AMENDMENT TO

MONARCH CASINO & RESORT, INC.

1993 EXECUTIVE LONG TERM INCENTIVE PLAN

This Fifth Amendment (this “Fifth Amendment”) to the 1993 Executive Long Term Incentive Plan (the “Plan”) of Monarch Casino & Resort Inc., a Nevada corporation (the “Company”), was adopted by the board of directors of the Company on March 16, 2011 and was approved by the Company’s stockholders at the Company’s annual meeting of stockholders on May 6, 2011.

AMENDMENTS

Authorized Shares. The total number of shares of the Company’s common stock that may be granted as stock options pursuant to the Plan shall be increased from 1,500,000 shares to 1,800,000 shares through a restatement of Paragraph 5 of the Plan to reflect the following:

5.              Stock Subject to the Plan

The stock from which awards may be granted shall be shares of Common Stock. When Restricted Shares are vested or when options are exercised, Monarch may either issue authorized but unissued Common Stock of Monarch, or the Subsidiary which employs the Participant, may transfer issued Common Stock held in its treasury. Each of the respective Boards of the Corporation will fund the Plan to the extent so required to provide Common Stock for the benefit of Participants employed by Monarch or the Subsidiary, respectively. The total number of shares of Common Stock which may be granted as Restricted Shares or stock options shall not exceed, in the aggregate, 1,800,000 shares in total. Any Restricted Shares awarded and later forfeited are again subject to award under the Plan. If an option expires, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

CONFLICT BETWEEN THE FIFTH AMENDMENT AND THE PLAN

If there is a conflict between any of the provisions of this Fifth Amendment and any of the provisions of the Plan, the provisions of this Fifth Amendment shall control.

NO OTHER AMENDMENTS OR CHANGES

Except as expressly amended or modified by this Fifth Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

GOVERNING LAW

This Fifth Amendment shall be governed by and construed in accordance with Nevada law.

SIXTH AMENDMENT TO

MONARCH CASINO & RESORT, INC.

1993 EXECUTIVE LONG TERM INCENTIVE PLAN

This Sixth Amendment (this “Sixth Amendment”) to the 1993 Executive Long Term Incentive Plan (the “Plan”) of Monarch Casino & Resort, Inc., a Nevada corporation (the “Company”), was adopted by the board of directors of the Company on March 22, 2013, [and was approved by the Company’s stockholders at the Company’s annual meeting of stockholders on May     , 2013.]

AMENDMENT

The first sentence of Paragraph 13, Term: Amendment of Plan, is amended to reflect that “[t]his Plan shall expire on the earlier to occur of June 13, 2014 or the date of the Annual Meeting of Stockholders in 2014 (except as to Options outstanding on that date).”

CONFLICT BETWEEN THE SIXTH AMENDMENT AND THE PLAN

If there is a conflict between any of the provisions of this Sixth Amendment and any of the provisions of the Plan, the provisions of this Sixth Amendment shall control.

NO OTHER AMENDMENTS OR CHANGES

Except as expressly amended or modified by this Sixth Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

GOVERNING LAW

This Sixth Amendment shall be governed by and construed in accordance with Nevada law

APPENDIX C.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Bob Farahi   02 Yvette E. Landau

The Board of Directors recommends you vote FOR proposals 2., 3. and 4.

	For	Against	Abstain
2. To approve the extension of the termination date of the Company's 1993 Employee Stock Option Plan.	0	0	0
3. To approve the extension of the termination date of the Company's 1993 Executive Long-Term Incentive Plan.	0	0	0
4. To transact such other business as may properly come before the meeting.	0	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

MONARCH CASINO & RESORT, INC.

The stockholder hereby appoints John Farahi and Bob Farahi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MONARCH CASINO & RESORT, INC. that the stockholder is entitled to vote at the Annual Meeting of stockholders to be held at 10:00 a.m., PDT on 5/10/2013, at the Atlantis Casino Resort Spa, 3800 S. Virginia Street, Reno, NV 89502, and any adjournment or postponement thereof.

Continued and to be signed on reverse side